                                                                    EXHIBIT 10.5


                                                                [EXECUTION COPY]



                            SECURITIZATION AGREEMENT

                           DATED AS OF MARCH 16, 1998

                                     AMONG

                                  YESCO, INC.,

                                   AS SELLER
                                   ---------


                         PROMINENT FUNDING CORPORATION,

                                  AS PURCHASER
                                  ------------


                               YUASA EXIDE, INC.,

                                  AS SERVICER
                                  -----------

                                      AND

                           THE SAKURA BANK, LIMITED,
                      ACTING THROUGH ITS NEW YORK BRANCH,

                                    AS AGENT
                                    --------

                               TABLE OF CONTENTS

Section                                                             Page
-------                                                             ----
ARTICLE I      THE COMMITMENT.......................................  2

        1.1  Commitment.............................................  2
             ----------
        1.2  Limits on Commitment to Purchase.......................  3
             --------------------------------
        1.3  Purchase Procedure.....................................  3
             ------------------
        1.4  Commitment Termination Date............................  4
             ---------------------------
        1.5  Voluntary Termination of Commitment or Reduction
             ------------------------------------------------
             of Maximum Investment..................................  5
             ---------------------

ARTICLE II     PURCHASER'S INTEREST.................................  5

        2.1  Assignment of Purchaser's Interest.....................  5
             ----------------------------------
        2.2  Purchaser's Percentage.................................  6
             ----------------------
        2.3  Rate Tranches; Selection of Yield Periods..............  7
             -----------------------------------------

ARTICLE III    SETTLEMENTS..........................................  8

        3.1  Non-Pay Out Settlement Procedures for Collections        8
             -------------------------------------------------
        3.2  Pay Out Settlement Procedures for Collections..........  13
             ---------------------------------------------
        3.3  Dilutions..............................................  14
             ---------
        3.4  Optional Reduction of Purchaser's Investment...........  16
             --------------------------------------------
        3.5  Reporting by Servicer..................................  17
             ---------------------
        3.6  Delivery of Deemed Collections; Collections Held
             ------------------------------------------------
             in Trust...............................................  18
             --------
        3.7  Application of Collections Distributable to
             -------------------------------------------
             Seller.................................................  18
             ------
        3.8  Support Account........................................  19
             ---------------

ARTICLE IV     PAYMENT PROCEDURES; FEES AND YIELD PROTECTION........  20

        4.1  Payments and Computations..............................  20
             -------------------------
        4.2  Interest on Overdue Amounts............................  21
             ---------------------------
        4.3  Fees...................................................  21
             ----
        4.4  Yield Protection.......................................  21
             ----------------

ARTICLE V      CONDITIONS PRECEDENT.................................  24

        5.1  Conditions Precedent to Initial Purchase...............  24
             ----------------------------------------
        5.2  Conditions Precedent to All Purchases and
             -----------------------------------------
             Reinvestments..........................................  27
             -------------

ARTICLE VI     REPRESENTATIONS AND WARRANTIES.......................  28

        6.1  Representations and Warranties of the Seller and
             ------------------------------------------------
             the Servicer...........................................  28
             ------------

                                      (i)

ARTICLE VII    GENERAL COVENANTS OF SELLER AND SERVICER.............  35

        7.1  Affirmative Covenants of the Seller and the
             -------------------------------------------
             Servicer...............................................  35
             --------
        7.2  Reporting Requirements of the Seller and the
             --------------------------------------------
             Servicer...............................................  37
             --------
        7.3  Negative Covenants of the Seller and the Servicer......  39
             -------------------------------------------------
        7.4  Separate Corporate Existence of Seller.................  44
             --------------------------------------

ARTICLE VIII   ADMINISTRATION AND COLLECTION........................  46

        8.1  Designation of Servicer................................  46
             -----------------------
        8.2  Duties of Servicer.....................................  47
             ------------------
        8.3  Rights of the Agent....................................  50
             -------------------
        8.4  Responsibilities of Seller and the Servicer............  51
             -------------------------------------------
        8.5  Further Action Evidencing Purchases....................  52
             -----------------------------------
        8.6  Application of Obligors' Payments......................  54
             ---------------------------------

ARTICLE IX     SECURITY INTEREST....................................  54

        9.1  Grant of Security Interest.............................  54
             --------------------------
        9.2  Further Assurances.....................................  55
             ------------------
        9.3  Remedies...............................................  55
             --------

ARTICLE X      TERMINATION EVENTS...................................  55

       10.1  Termination Events.....................................  55
             ------------------
       10.2  Remedies...............................................  59
             --------

ARTICLE XI     THE AGENT............................................  60

       11.1  Authorization and Action...............................  60
             ------------------------
       11.2  Agent's Reliance, Etc..................................  60
             ---------------------
       11.3  Agent and Affiliates...................................  61
             --------------------

ARTICLE XII    ASSIGNMENTS BY SELLER OR PURCHASER...................  62

       12.1  Restrictions on Assignments............................  62
             ---------------------------
       12.2  Documentation; Notice of Assignment....................  63
             -----------------------------------
       12.3  Rights of Assignee.....................................  63
             ------------------
       12.4  Allocation of Payments.................................  64
             ----------------------
       12.5  Calculation of Earned Discount After Assignment........  64
             -----------------------------------------------
       12.6  Rights of Collateral Agent.............................  64
             --------------------------

ARTICLE XIII   INDEMNIFICATION......................................  65

       13.1  Indemnities by the Seller..............................  65
             -------------------------
       13.2  Indemnities by Servicer................................  69
             -----------------------

ARTICLE XIV    MISCELLANEOUS........................................  69

       14.1  Amendments, Etc........................................  69
             ---------------
       14.2  Notices, Etc...........................................  70
             ------------

                                     (ii)

      14.3   No Waiver; Remedies....................................  71
             -------------------
      14.4   Binding Effect; Survival...............................  71
             ------------------------
      14.5   Costs, Expenses and Taxes..............................  72
             -------------------------
      14.6   No Proceedings.........................................  72
             --------------
      14.7   Confidentiality of Seller Information..................  73
             -------------------------------------
      14.8   Confidentiality of Program Information.................  76
             --------------------------------------
      14.9   No Recourse Against Other Parties......................  80
             ---------------------------------
      14.10  Definitions; Other Terms...............................  80
             ------------------------
      14.11  Captions and Cross References..........................  80
             -----------------------------
      14.12  Integration............................................  81
             -----------
      14.13  Governing Law..........................................  81
             -------------
      14.14  Waiver Of Jury Trial...................................  81
             --------------------
      14.15  Consent To Jurisdiction; Waiver Of Immunities..........  82
             ---------------------------------------------
      14.16  Execution in Counterparts..............................  82
             -------------------------
      14.17  Syndication of Liquidity...............................  82
             ------------------------

                                     (iii)

                                   APPENDIX

APPENDIX A     Definitions


                                   SCHEDULES

SCHEDULE A          Description of Fiscal Periods
SCHEDULE 6.01(i)    Description of Material Adverse Changes
SCHEDULE 6.01(j)    Description of Litigation
SCHEDULE 6.01(n)    List of Offices of Seller where Records Are Kept
SCHEDULE 6.01(o)    List of Lock-Box Banks
SCHEDULE 6.01(p)-1  Forms of Contracts
SCHEDULE 6.01(p)-2  Description of Credit and Collection Policy
SCHEDULE 14.02      Addresses for Notice


                                   EXHIBITS

EXHIBIT 1.03        Form of Purchase Request
EXHIBIT 3.05(a)     Form of Periodic Report
EXHIBIT 3.05(b)     Form of Pay Out Statement
EXHIBIT 5.01(b)     Form of Receivables Transfer Agreement
EXHIBIT 5.01(e)(i)  Form of Yuasa/Seller/Purchaser UCC Financing Statement
EXHIBIT 5.01(e)(ii) Form of Seller/Purchaser UCC Financing Statement
EXHIBIT 5.01(g)     Form of Lock-Box Agreement
EXHIBIT 5.01(h)     Form of Corporate/UCC Opinion of Counsel for
                    Seller and Servicer
EXHIBIT 5.01(i) Form of Opinion of True Sale/Substantive Non-Consolidation Opinion of Counsel for Seller and Servicer
EXHIBIT 5.01(k)     Form of Power of Attorney

                                     (iv)

                            SECURITIZATION AGREEMENT


     SECURITIZATION AGREEMENT, dated as of March 16, 1998 among YESCO, INC., a Nevada corporation (the "Seller"), as seller, PROMINENT FUNDING CORPORATION, a
                         ------
Delaware corporation (the "Purchaser"), as purchaser, YUASA EXIDE, INC., a
                           ---------
California corporation ("Yuasa"), as initial Servicer (as defined herein) and
                         -----
THE SAKURA BANK, LIMITED, a banking corporation organized under the laws of Japan ("Sakura Japan"), acting through its NEW YORK BRANCH ("Sakura"), as agent
        ------------                                         ------
for the Purchaser (in such capacity, the "Agent").  Unless otherwise indicated,
                                          -----
capitalized terms used in this Agreement are defined in Appendix A.
                                                        ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Seller is engaged in the business of purchasing receivables arising from the sale of lead-acid and other batteries by the Originator, which receivables so purchased and from time to time held by the Seller are herein sometimes referred to as the Pool Receivables;

     WHEREAS, the Seller has requested the Purchaser, and the Purchaser has agreed, subject to the terms and conditions contained in this Agreement, to purchase from the Seller, an undivided interest, herein referred to as the Purchaser's Interest, in one or more Purchases from time to time during the Reinvestment Period;

     WHEREAS, the Seller and the Purchaser also desire that, subject to the terms and conditions of this Agreement, certain of the daily Collections in respect of the Purchaser's Interest be reinvested in Pool Receivables so that the Purchaser may maintain its Purchaser's Investment fully invested in uncollected Pool Receivables;

     WHEREAS, the Purchaser expects generally to fund its Purchases and Reinvestments through the issuance of Commercial Paper Notes. The Purchaser has entered into a Liquidity Funding Agreement providing for the making by the Liquidity Banks of Liquidity Fundings in the event that (among other things) the Purchaser is unable to fund its Purchases or Reinvestments pursuant to this Agreement by the issuance of Commercial Paper Notes or otherwise prefers to fund such Purchases or Reinvestments under the Liquidity Funding Agreement rather than by the issuance of Commercial Paper Notes, or is unable to pay such Commercial Paper Notes at maturity from its share of collections on Pool Receivables. The Purchaser has also entered into a Credit Agreement with a Credit Bank and the Credit Agent providing for the making of loans to the Purchaser to provide funds for (among other things) the payment of Commercial Paper Notes in the circumstances described above when funding is not available under the Liquidity Funding Agreement; and

     WHEREAS, the Purchaser has appointed Sakura as its agent to perform certain administrative duties for the Purchaser, including, among other things, the arrangement of the transactions provided for hereunder, the administration of the funding of such transactions and the making of certain determinations hereunder and in connection herewith;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                 THE COMMITMENT

     SECTION 1.1  Commitment.  On the terms and subject to the conditions set
                  ----------
forth in this Agreement (including Article V):
                                   ---------

          (a) Purchases.  Pursuant to Section 1.03, from time to time during the
              ---------               ------------
Reinvestment Period, upon request by the Seller, the Purchaser shall purchase from the Seller, in one or more transactions, an undivided interest in the Pool Receivables and Related Property. Each of the initial purchases of the Purchaser's Interest hereunder and each subsequent purchase increasing the Purchaser's Interest is herein called a "Purchase".
                                         --------

          (b) Reinvestments.  Pursuant to Section 3.01, during the Reinvestment
              -------------               ------------
Period, the Purchaser shall permit the Servicer to cause certain of the Collections in respect of the Purchaser's Interest to be paid to Seller for reinvestment in the Receivables and Related Property. Each such payment is herein called a "Reinvestment".
                 ------------

The Purchaser's obligation to make such Purchases and Reinvestments is herein called the "Commitment".
            ----------

     SECTION 1.2  Limits on Commitment to Purchase.  Under no circumstances
                  --------------------------------
shall the Purchaser make any Purchase to the extent that, after giving effect to such Purchase:

          (a) the Purchaser's Investment would exceed the Maximum Investment; or

          (b) the Unadjusted Purchaser's Percentage would exceed the Maximum Percentage.

     SECTION 1.3  Purchase Procedure.
                  ------------------

          (a)  Purchase Request.  Each Purchase from the Seller by the Purchaser
               ----------------
shall be made on written request by the Seller to the Purchaser and the Agent, substantially in the form of Exhibit 1.03 (a "Purchase Request"), received by
                             ------------     ----------------
the Agent not later than 11:00 a.m. (New York City time) on the second Business

Day preceding the date of such proposed Purchase. Each such request shall specify the desired amount and date of such Purchase.

          (b) Amount of Purchase Price.  The amount of the purchase price paid
              ------------------------
by the Purchaser for each Purchase shall be equal to the lesser of (x) the amount proposed by the Seller pursuant to Section 1.03(a) and (y) the maximum
                                          ---------------
amount permitted under Section 1.02.
                       ------------

          (c) Funding of Purchase.  On the date of each Purchase, the Purchaser
              -------------------
shall, upon satisfaction of the applicable conditions set forth in Article V,
                                                                   ---------
make available to the Agent in same day funds, at its office at 277 Park Avenue, New York, New York 10172-0121, the amount of the purchase price to be paid for such Purchase (determined pursuant to Section 1.03(b)) and after receipt by the
                                      ---------------
Agent of such funds, the Agent will make such funds immediately available to the Seller at such office.

     SECTION 1.4  Commitment Termination Date.
                  ---------------------------

          (a) The "Commitment Termination Date" shall be the earlier to occur
                   ---------------------------
of (i) March 15, 1999 (herein, as the same may be extended, called the "Scheduled Commitment Termination Date"), and (ii) the date of termination of
 -------------------------------------
the Commitment pursuant to Section 1.04(c), 1.05 or 10.02.
                           ---------------  ----    -----

          (b) The Scheduled Commitment Termination Date may be extended by 364 days on the Commitment Termination Date then in effect; provided that (i) not
                                                        --------
less than 90 days prior to such Commitment Termination Date, the Seller shall have delivered a written request for such extension to the Purchaser and the Agent, and (ii) within 30 days prior to such Commitment Termination Date, the Purchaser and the Agent, shall each have given its written consent to such extension (which consent may be given or withheld by either such party in its sole discretion). As a condition to any such extension, the Seller and the Servicer shall deliver such certificates, opinions of counsel or other documents as the Purchaser or the Agent may require.

          (c) The Commitment shall terminate, and the Purchaser shall have no obligation to make any further Purchases or Reinvestments hereunder, on the scheduled date of termination of the Liquidity Banks' commitments under the Liquidity Funding Agreement. The Purchaser agrees to give the Seller and the Originator at least 30 days' prior written notice of the termination of the Commitment pursuant to the foregoing sentence, but no failure to give or delay in giving such notice shall prevent or delay such termination.

     SECTION 1.5  Voluntary Termination of Commitment or Reduction of Maximum
                  -----------------------------------------------------------
Investment.  The Seller may, upon at least five Business Days' notice to the
----------
Agent, terminate the Commitment in whole or reduce in part the unused portion of the Maximum Investment; provided, however, that (a) each partial reduction shall
                        --------  -------
be in an amount equal to $2,000,000 or an integral multiple thereof and (b) after giving effect to such reduction, the remaining Maximum Investment will not be less than $30,000,000.

                                   ARTICLE II

                              PURCHASER'S INTEREST

     SECTION 2.1  Assignment of Purchaser's Interest.  The Seller hereby sells,
                  ----------------------------------
assigns and transfers to the Purchaser, effective on and as of the date of the initial Purchase hereunder and, with respect to any increase in the Purchaser's Interest effected by an additional Purchase hereunder, on the date of such additional Purchase, an undivided ownership interest, in a percentage equal to the Purchaser's Percentage as determined from time to time in accordance with
Section 2.02, in all Pool
------------

Receivables and Related Property, whether now existing or hereafter arising or acquired by the Seller from time to time. Such undivided ownership interest as in effect from time to time is herein called the "Purchaser's Interest").
                                                  --------------------

     SECTION 2.2  Purchaser's Percentage.  The Purchaser's Interest shall be in
                  ----------------------
a percentage (the "Purchaser's Percentage") equal at any time to the quotient
                   ----------------------
obtained by dividing

          (a) the sum of (i) the Purchaser's Investment, (ii) the Discount Factor, (iii) the Default Reserve, (iv) the Servicer's Fee Reserve and (v) the Yield Reserve (such sum being herein sometimes called the "Purchaser's
                                                           -----------
Allocation"), by
----------    --

          (b) the Net Pool Balance,

as most recently computed in accordance with this Section 2.02 (such quotient,
                                                  ------------
expressed as a percentage, before giving effect to the following proviso, being the "Unadjusted Purchaser's Percentage"); provided, however,
     ---------------------------------    --------  -------

               (1) the Purchaser's Percentage shall not be greater than 100%;

               (2) during the Pay Out Period, the Purchaser's Percentage shall be the greater of (x) the Purchaser's Percentage in effect immediately before the commencement of the Pay Out Period and (y) the Purchaser's Percentage as otherwise determined in accordance with this Section 2.02;
                                                                ------------
     and

               (3) the Purchaser's Percentage shall become zero at such time as
     (A) the Purchaser shall have received the accrued Earned Discount, shall have recovered the Purchaser's Investment and shall have received all other amounts payable to the Purchaser pursuant to this Agreement and (B) the Servicer shall have received the accrued Servicer's Fee.

The Purchaser's Percentage shall initially be computed by the Servicer as of the opening of business of the Servicer on the date of each Purchase and shall be recomputed in each Periodic Report and each Pay Out Statement; provided,
                                                               --------
however, the Agent may from time to time request the Servicer to deliver a
-------
Periodic Report for the purpose of recalculating the Purchaser's Percentage, and the Servicer shall deliver such Periodic Report within three Business Days after its receipt of such request. The Purchaser's Percentage shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made.

     SECTION 2.3    Rate Tranches; Selection of Yield Periods.
                    -----------------------------------------

          (a) From time to time, for purposes of determining the Yield Periods applicable to different portions of the Purchaser's Interest, and of calculating the Earned Discount and Servicer's Fee with respect thereto, the Agent shall allocate the Purchaser's Interest to one or more tranches (each a "Rate
                                                                   ----
Tranche"), each corresponding to a portion of the Purchaser's Investment (with
-------
respect to each Rate Tranche, the "Purchaser's Tranche Investment").  At any
                                   ------------------------------
time, each Rate Tranche shall have only one Yield Period and one Purchaser Rate applicable for purposes of calculating Earned Discount, and shall be funded by
(i) an issue of Commercial Paper Notes, (ii) one or more Discretionary Bank Advances, or (iii) Liquidity Fundings funded by the Liquidity Banks ratably and having the same Yield Period, but not by more than one of the foregoing at the same time.

          (b) The Agent shall select the duration of the initial, and each subsequent, Yield Period for each Rate Tranche in its discretion; provided that,
                                                                  --------
so long as no Termination Event
shall have occurred and be continuing, the Agent shall use reasonable efforts, taking into account market conditions, to accommodate the Seller's preferences.

          (c) From time to time the Agent shall notify the Servicer of the number of Rate Tranches, the Purchaser's Tranche Investment of each Rate Tranche, the Purchaser Rate for such Rate Tranche and the duration of the current Yield Period selected by it for each Rate Tranche.

                                  ARTICLE III

                                  SETTLEMENTS

     SECTION 3.1    Non-Pay Out Settlement Procedures for Collections.
                    -------------------------------------------------

          (a) Daily Procedure.  On each day during the Reinvestment Period, the
              ---------------
Servicer shall deem an amount equal to the Purchaser's Share of Collections of Pool Receivables received or deemed received on such day to be received in respect of the Purchaser's Interest, and, out of the Purchaser's Share of such Collections, shall:

               (i) hold in trust for the benefit of the Purchaser (in accordance with Section 3.06) an amount equal to (A) the sum of (I) the
                     ------------
     aggregate unpaid Earned Discount accrued and scheduled to accrue for each Rate Tranche during the related Yield Period, and (II) the aggregate of the aggregate unpaid Facility Fee accrued and scheduled to accrue during such calendar month and the aggregate Servicer's Fee accrued and unpaid through such day, less (B) the amount, if any, theretofore set aside and then so
               ----
     held for the benefit of the Purchaser in respect of such Earned Discount, Facility Fee and Servicer's Fee;

               (ii) set aside and hold in trust for the Purchaser (in accordance with Section 3.06) an amount equal to the excess, if any, of
                     ------------

                    (A)  the greatest of

                         (I) if the Seller shall have elected to reduce the Purchaser's Investment under Section 3.04, the amount of the
                                            ------------
               proposed reduction,

                         (II) if the Purchaser's Investment shall exceed the Maximum Investment, the amount of such excess,

                         (III) if the Purchaser's Percentage shall exceed the Maximum Percentage, an amount equal to the minimum reduction of the Purchaser's Investment which (based on the Purchaser Rates currently in effect, and assuming that such reduction will be applied to reduce the Purchaser's Tranche Investments of the Rate Tranches having the shortest remaining Yield Periods) would result in the Purchaser's Percentage being no greater than the Maximum Percentage, and

                         (IV)   if any of the conditions precedent to
               Reinvestment set forth in Section 5.02 shall not be met, the
                                         ------------
               Purchaser's Investment, over
                                       ----

                    (B) the aggregate of the amounts theretofore set aside and then so held for the benefit of the Purchaser pursuant to this clause
                                                                         ------
          (ii); and
          ----

               (iii)  subject to Section 5.02, pay the remainder, if any, of
                                 ------------
     such Collections to the Seller for application to

     Reinvestment, for the benefit of the Purchaser, in the Purchaser's Interest in accordance with Section 1.01(b).
                        ---------------

The Servicer shall, first, apply the Seller's Share of such Collections to the
                    -----
payment of any other amounts (other than Earned Discount and Purchaser's Investment) then due to the Purchaser or the Agent and, second, pay any
                                                        ------
remaining portion of the Seller's Share of such Collections to the Seller.

          (b) Settlement Date Procedure.  Prior to the Pay Out Period, on the
              -------------------------
Settlement Date for each Settlement Period with respect to any Rate Tranche, the Servicer shall deposit to the Agent's Account:

               (i)  out of the amounts set aside pursuant to clause (i) of
                                                             ----------
     Section 3.01(a), an amount equal to the Earned Discount, Facility Fee and
     ---------------
     Servicer's Fee accrued during the related Yield Period with respect to such Rate Tranche; and

               (ii)  out of the amount, if any, set aside pursuant to clause
                                                                      ------
     (ii) of Section 3.01(a) and not theretofore reinvested in accordance with
     ----    ---------------
     Section 3.01(d) or deposited to the Agent's Account pursuant to this
     ---------------
     Section 3.01(b), an amount equal to the lesser of such amount and the
     ---------------
     Purchaser's Tranche Investment of the related Rate Tranche;

provided, however, that
--------  -------

                    (A) if the Agent gives its consent (which consent may be revoked at any time), the Servicer may retain amounts which would otherwise be deposited in respect of Servicer's Fee, in which case no distribution shall be made in respect of Servicer's Fee under clause
                                                                        ------
          (c) below; and
          ---

                    (B) if any Yield Period for any Rate Tranche shall exceed three months, the Servicer shall pay to the Agent within three days after the last day of each three month period in such Yield Period all Earned Discount, Facility Fee and Servicer's Fee that shall have accrued with respect to such Rate Tranche during such three-month period to the same extent as if such Yield Period had ended on such last day.

In addition, if, on such Settlement Date, after reducing the Purchaser's Tranche Investment of the related Rate Tranche by the amount deposited pursuant to clause (ii) above, the Purchaser's Investment would be greater than the Maximum
-----------
Investment or the Unadjusted Purchaser's Percentage would be greater than the Maximum Percentage, then the Seller shall pay to the Servicer, and the Servicer shall deposit to the Agent's Account, an amount equal to the least of (x) the minimum reduction of the Purchaser's Investment which would result in the Purchaser's Investment not exceeding the Maximum Investment and the Purchaser's Percentage not exceeding the Maximum Percentage, (y) the Purchaser's Tranche Investment of the related Rate Tranche and (z) the Seller's Collection Amount.

          (c) Order of Application.  Upon receipt by the Agent of funds
              --------------------
deposited pursuant to subsection (b) on a Settlement Date for any Rate Tranche,
                      --------------
the Agent shall distribute them to the Persons, for the purposes and in the order of priority set forth below:

               (i) to the Purchaser in payment of the accrued and unpaid Earned Discount for such Rate Tranche;

               (ii) to the Purchaser in payment of the accrued and unpaid Facility Fee for such Rate Tranche;

               (iii) to the Servicer in payment of the accrued and unpaid Servicer's Fee payable with respect to such Rate Tranche; and

               (iv) to the Purchaser in reduction of the Purchaser's Tranche Investment of such Rate Tranche.

          (d) Unreinvested Collections.  During the Reinvestment Period, if on
              ------------------------
any date the amount of Collections theretofore set aside and then held by the Servicer for the benefit of the Purchaser pursuant to clause (ii) of Section
                                                      -----------    -------
3.01(a) shall exceed the maximum amount then required to be set aside and so
-------
held pursuant to such clause (ii), then, subject to the applicable conditions
                      -----------
precedent set forth in Section 5.02, the Servicer shall pay to the Seller the
                       ------------
amount of such excess Collections, for application to Reinvestment in accordance with Section 1.01(b). To the extent and for so long as such Collections may not
     ---------------
be so reinvested, the Servicer shall hold such Collections in trust for the benefit of the Purchaser in a separate deposit account containing only such Collections and no other funds in accordance with Section 3.06(b). On each
                                                  ---------------
Settlement Date and each date when a payment is due under clause (B) of the
                                                          ----------
proviso to Section 3.01(b) with respect to any Rate Tranche, the Servicer shall
-------    ---------------
pay to the Agent for the account of the Purchaser, in reduction of the Purchaser's Investment, the amount of Collections then held in trust pursuant to the immediately preceding sentence or, if less, the Purchaser's Tranche Investment of such Rate Tranche; any such amounts remaining after such application shall continue to be held in trust pursuant to this paragraph (d)
                                                                -------------
and shall be applied on the next successive Settlement Dates until such amount has been reduced to zero. The Purchaser's Investment shall not be deemed reduced by any amount held in trust pursuant to this subsection (d) unless and
                                                     --------------
until, and then only to the extent that, such amount is finally paid to the Agent in accordance with the immediately preceding sentence.

     SECTION 3.2    Pay Out Settlement Procedures for Collections.
                    ---------------------------------------------

          (a) Daily Procedure.  During the Pay Out Period, on each day, the
              ---------------
Servicer shall (i) set aside and hold in trust for the Purchaser the Purchaser's Share of the Collections of Pool Receivables received by the Servicer for such day by depositing such Collections within one Business Day of the Servicer's receipt thereof into a bank account acceptable to the Agent in which no other funds shall be deposited, and (ii) first, apply the Seller's Share of such
                                   -----
Collections to the payment of any other amounts (other than Earned Discount and Purchaser's Investment) then due to the Purchaser or the Agent and, second, pay
                                                                    ------
any remaining portion of the Seller's Share of such Collections to the Seller.

          (b) Settlement Date Procedure.  During the Pay Out Period, on each
              -------------------------
Settlement Date for any Rate Tranche, the Servicer shall deposit to the Agent's Account, in accordance with Section 4.01, the amounts set aside pursuant to
                            ------------
Section 3.02(a), but not to exceed the sum of (i) the accrued and unpaid Earned
---------------
Discount and Facility Fee with respect to such Rate Tranche, (ii) the Purchaser's Tranche Investment of such Rate Tranche, (iii) the aggregate of other amounts (other than the Purchaser's Investment, Earned Discount, Facility Fee and Servicer's Fee) owed hereunder by the Seller to the Purchaser or the Agent, and (iv) the accrued Servicer's Fee payable with respect to such Rate Tranche. Any amounts in excess of the amount required to be deposited in the Agent's Account pursuant to the previous sentence shall continue to be set aside and held in trust by the Servicer for application on the next succeeding Settlement Date(s).

          (c)  Order of Application.  Upon receipt of funds deposited to the
               --------------------
Agent's Account pursuant to Section 3.02(b), the
                            ---------------

Agent shall distribute them to the Persons, for the purposes and in the order of priority set forth below:

               (i) to the Purchaser in payment of the accrued and unpaid Earned Discount for such Rate Tranche;

               (ii) to the Purchaser in payment of the accrued and unpaid Facility Fee for such Rate Tranche;

               (iii) if the Servicer is a Person other than the Originator or an Affiliate of the Originator, to the Servicer in payment of the accrued and unpaid Servicer's Fee with respect to such Rate Tranche, in an amount not to exceed the Servicer's Fee Reserve;

               (iv) to the Purchaser in reduction of the Purchaser's Tranche Investment with respect to such Rate Tranche;

               (v) subject to and in accordance with the payment priorities set forth in the other Transaction Documents, to the Purchaser or the Agent (as the case may be) in payment of any other amounts owed by the Seller hereunder to the Purchaser or the Agent (other than the Purchaser's Investment, Earned Discount, Facility Fee and Servicer's Fee); and

               (vi) to the Servicer in payment of the accrued Servicer's Fee payable with respect to such Rate Tranche, to the extent not paid pursuant to clause (iii) above.
        ------------

     SECTION 3.3    Dilutions.
                    ---------

          (a) If on any day the Unpaid Balance of any Pool Receivable is

               (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, any allowances or billing errors, any trade-in or trade-up, any adjustment by the Originator or any Affiliate of the Originator or by the Servicer or any early termination, prepayment, refinancing, consolidation or replacement of the Contract related to such Pool Receivable,

               (ii) reduced or canceled as a result of a setoff in respect of any claim or dispute by the Obligor thereof against the Originator or any Affiliate of the Originator (individually or as Servicer) or any other Person (whether such claim arises out of the same or a related or an unrelated transaction),

               (iii) reduced on account of the obligation of the Originator or an Affiliate of the Originator (individually or as Servicer) to pay to the related Obligor any rebate or refund, or

               (iv) determined by the Agent, the Servicer or the Seller to have been less than the Unpaid Balance of such Receivable used in calculating the Net Pool Balance for purposes of the most recent Periodic Report or Pay Out Statement, then, on such day, the Seller or, in the case of any adjustment by or claim against the Servicer or any matter described in clause (iv) above, the Servicer
                                                -----------
shall be deemed to have received a Collection of such Pool Receivable in the amount of such reduction or cancellation or, in the case of clause (iv) above,
                                                            -----------
by the amount of the difference between the actual Unpaid Balance and the Unpaid Balance as so reported.

          (b) If on any day (i) any of the representations or warranties of the Seller or the Servicer set forth in

Section 6.01(l) or (p) shall not be true with respect to a Pool Receivable
---------------    ---
(other than solely by reason of such Pool Receivable's being a Defaulted Receivable), or (ii) when the Seller or the Servicer delivers any Periodic Report or Pay Out Statement, any Pool Receivable the Unpaid Balance of which is included in the computation of the Net Pool Balance therein shall not be an Eligible Receivable, then, on such day, the Seller or the Servicer, as applicable, shall be deemed to have received a Collection of such Pool Receivable in the amount of the Unpaid Balance of such Pool Receivable.

     SECTION 3.4    Optional Reduction of Purchaser's Investment.  The Seller
                    --------------------------------------------
may at any time elect to cause the reduction of the Purchaser's Investment as follows:

          (a) the Seller shall give the Agent at least two Business Days' prior written notice of such reduction (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

          (b) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall set aside Collections and hold them in trust for the Purchaser under clause (ii) of Section 3.01(a) until the amount so set
                        -----------    ---------------
aside shall equal the desired amount of reduction; and

          (c) the Servicer shall set aside and hold such Collections for the benefit of the Purchaser and, on each Settlement Date and each date on which a payment is due under clause (B) of the proviso to Section 3.01(b) with respect
                     ----------        -------    ---------------
to any Rate Tranche, shall pay to the Agent for the benefit of the Purchaser, in reduction of the Purchaser's Investment, the amount of such Collections so held or, if less, the Purchaser's Tranche Investment of such Rate Tranche (it being understood that the Purchaser's Investment shall not be deemed reduced by any amount set aside or held pursuant to this Section 3.04 unless and until,
                                          ------------
and then only to the extent that, such amount is finally paid to the Agent as aforesaid);

provided that,
--------

               (i) the amount of any such reduction shall be not less than $1,000,000 and shall be an integral multiple of $1,000,000, and the Purchaser's Investment after giving effect to such reduction shall be not less than $20,000,000 (unless the Purchaser's Investment shall thereby be reduced to zero),

               (ii) the Seller shall use reasonable efforts to attempt to choose a reduction amount, and the date of commencement thereof, so that such reduction shall commence and conclude in a single Yield Period with respect to a Rate Tranche, and

               (iii) such proposed reduction shall be applied, unless the Agent shall consent otherwise, to the Rate Tranche with the shortest remaining Yield Period.

     SECTION 3.5    Reporting by Servicer.
                    ---------------------

          (a) On or prior to the tenth day of each Fiscal Period, the Servicer shall prepare and forward to the Agent a Periodic Report relating to the Purchaser's Interest as of the close of business of the Servicer on the immediately preceding Fiscal Period End Date. In addition, if at any time the Agent shall so request, then, within three Business Days after the later of (i) the date of such request and (ii) such other date as the Agent may designate in such request as the effective date of the requested report, the Servicer shall prepare and deliver to the Agent a Periodic Report relating to the Purchaser's Interest as of the close of business on the date of such request or such other effective date, as applicable.

          (b) During the Pay Out Period, on the Settlement Date of each Settlement Period for each Rate Tranche, the Servicer shall prepare and forward to the Agent a Pay Out Statement as of the close of business of the Servicer on such Settlement Date.

     SECTION 3.6    Delivery of Deemed Collections; Collections Held in Trust.
                    ---------------------------------------------------------

          (a) Whenever the Seller or the Servicer is deemed to receive Collections pursuant to Section 3.03, if the Net Pool Balance on such date is
                        ------------
less than 105% of the Purchaser's Percentage of the Net Pool Balance on such date, the Seller shall (if the Seller is deemed to receive such Collections) forthwith deliver to the Servicer the amount of such deemed Collections, and the Servicer shall in any event set aside and hold or distribute such Collections as and to the same extent as if such Collections had actually been received on the date of such delivery to or deemed receipt by the Servicer. If Collections are then being paid to the Agent, or lock boxes or accounts directly or indirectly owned or controlled by the Agent, the Servicer shall forthwith cause such deemed Collections to be paid to the Agent or to such lock boxes or accounts, as applicable.

          (b) So long as the Seller or the Servicer shall hold any Collections or deemed Collections required to be paid to the Servicer or the Agent, it shall hold such Collections in trust and separate and apart from its own funds and shall clearly mark its records to reflect such trust.

     SECTION 3.7    Application of Collections Distributable to Seller.  Unless
                    --------------------------------------------------
otherwise instructed by the Seller, the Servicer shall on any Business Day allocate and apply, on behalf of the Seller, Collections distributable to the Seller hereunder first, to the payment or provision for payment of the Seller's operating expenses, as instructed by the Seller, second, to the payment or provision for payment when due of accrued and unpaid interest on the Company Note, third, to the payment to the Originator of the purchase price of new Pool Receivables in accordance with the Receivables Transfer Agreement, fourth, to the payment to the Originator of principal with respect to the Company Note up to the unpaid principal balance of the Company Note on such date, and fifth, to the making of advances to the Originator pursuant to Section
2.8 of the Receivable Transfer Agreement. The Seller shall apply all funds received by it under Section 1.03 in the manner and in the order of priority set forth in clauses third, fourth and fifth above.

     SECTION 3.8   Support Account.
                   ---------------

          (a) On or prior to the date of the initial Purchase hereunder, Seller shall establish a segregated account at the Agent in the name of Seller and the Agent, for the benefit of the Purchaser. The account shall be titled "Yesco, Inc. - Support Account" (the "Support Account"). The Agent shall have sole
                              ---------------
dominion and control over the Support Account and all funds therein, and Seller shall have no right to withdraw such funds.

          (b) At any time that an event described in Section 10.01(i)(y) has
                                                     -------------------
occurred and is continuing, and Seller desires to cure such event within the applicable time frame specified in such section (or, thereafter, to cure the related Termination Event), Seller may either (i) deposit the amount of cash necessary to cure such event (or Termination Event) in the Support Account or
(ii) deliver to the Agent and the Purchaser a new Periodic Report as of a date within such applicable cure period (or, if the related Termination Event has occurred, as of a date thereafter) showing that the event described in Section
                                                                       -------
10.01(i)(y) is no longer existing.  If a Termination Event described in Section
-----------                                                             -------
10.01(i)(y) has occurred, promptly following Seller's cure of such Termination
-----------
Event, as provided above, the Agent shall notify each rating agency then requested by the Purchaser to provide a rating of the Commercial Paper Notes of the occurrence of such cure. The Agent shall withdraw all funds from the Support Account on the next succeeding Settlement Date for the Purchaser for application to the Purchaser's Investment.

          (c) Funds on deposit in the Support Account shall be invested in Eligible Investments at the direction of Seller, provided that such investments
                                                 --------
shall mature no later than the next occurring Settlement Date. Interest earned on such investments shall be deposited into the Support Account.

                                   ARTICLE IV

                 PAYMENT PROCEDURES; FEES AND YIELD PROTECTION

     SECTION 4.1    Payments and Computations.
                    -------------------------

          (a) All amounts to be paid or deposited by the Seller or the Servicer to or for the account of the Purchaser or the Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds to such account (the "Agent's Account") as the Agent may
                                        ---------------
designate at Sakura's office at 277 Park Avenue, New York, New York 10172-0121 or at such other place in New York City as the Agent may designate; provided,
                                                                    --------
however, that such account shall be maintained at all times either (x) as a
-------
managed agency account subject to Regulation 9 of the Comptroller of the Currency or a segregated trust account of the depository bank, or (y) at a bank having short-term credit ratings at least as high as the credit ratings of the Commercial Paper Notes.

          (b) All computations of interest, Earned Discount, Negative Spread Fee and any other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

     SECTION 4.2    Interest on Overdue Amounts.  The Seller or Servicer, as
                    ---------------------------
applicable, shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder at 2% per annum above the
                                                           --- -----
Alternate Base Rate, payable on demand, provided, however, that such interest
                                        --------  -------
rate shall not at any time exceed the maximum rate permitted by applicable law.

     SECTION 4.3    Fees.  The Seller shall pay to the Agent and the Purchaser,
                    ----
for the sole benefits and account of the Purchaser, the fees in the amounts and at the times set forth in the fee letter agreement dated as of the date hereof between the Agent and the Seller (as amended from time to time, the "Fee
                                                                     ---
Letter").
------

     SECTION 4.4    Yield Protection.
                    ----------------

          (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof

               (A) shall subject an Affected Party to any tax, duty or other charge with respect to the Purchaser's Interest or any portion thereof, or any obligations or right to make Purchases or Reinvestments or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any of the Purchaser's Investment or Earned Discount owned by, owed to or funded by it or any other amounts due under this Agreement in respect of the Purchaser's Interest or any portion thereof or its obligations or rights, if any, to make Purchases or Reinvestments or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of

     America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

               (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

               (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

               (D) shall impose any other condition affecting the Purchaser's Interest or any portion thereof owned or funded by any Affected Party, or its obligations or rights, if any, to make Purchases or Reinvestments or to provide funding therefor; or

               (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses, deposit insurance premiums or similar charges, or shall impose on any Affected Party a requirement to maintain deposit insurance;

and the result of any of the foregoing is or would be

               (x) to increase the cost to or to impose a cost on (I) an Affected Party funding or making or maintaining any Purchases or Reinvestments, any Liquidity Fundings under the Liquidity Funding Agreement, or any commitment of such

     Affected Party with respect to any of the foregoing, or (II) the Agent for continuing its or the Seller's relationship with the Purchaser,

               (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or any other Transaction Document, or under the Liquidity Funding Agreement with respect thereto, or

               (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then, within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

          (b) Each Affected Party will promptly notify the Seller and the Agent of any event of which it has knowledge which occurs after the date hereof and will entitle such Affected Party to compensation pursuant to this Section 4.04;
                                                                  ------------
provided, however, no failure to give or delay in giving such notification shall
--------  -------
adversely affect the rights of any Affected Party to such compensation.

          (c) In determining any amount provided for or referred to in this
Section 4.04, an Affected Party may use any reasonable averaging and attribution
------------
methods that it (in its sole
discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.04 shall submit to the Seller a statement as to such increased
     ------------
cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Seller.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

     SECTION 5.1    Conditions Precedent to Initial Purchase.  The initial
                    ----------------------------------------
Purchase hereunder is subject to the condition precedent that the Agent shall have received, on or before the date of such Purchase, the following, each (unless otherwise indicated) dated (or dated as of) such date and in form and substance satisfactory to the Agent:

          (a) This Agreement, duly executed by the Seller and the Servicer;

          (b) An executed copy of the Receivables Transfer Agreement, substantially in the form of Exhibit 5.01(b), together with the closing
                             ---------------
documents required to be delivered thereunder;

          (c) Good standing certificates issued by the Secretary of State of Nevada (in the case of the Seller) and Secretaries of State of California and Pennsylvania (in the case of the Servicer) and dated as of recent dates acceptable to the Agent;

          (d) A certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer certifying:

               (i) a copy of its articles or certificates of incorporation, certified by the Secretary of State or other appropriate official of its state of incorporation as of a recent date acceptable to the Agent;

               (ii)  a copy of its by-laws;

               (iii) a copy of the resolutions of its Board of Directors, approving this Agreement and the other Transaction Documents to be delivered by it hereunder or pursuant hereto and the transactions contemplated hereby and thereby; and

               (iv) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder or pursuant hereto on which certificate the Agent and the Purchaser may conclusively rely until such time as the Agent shall receive from the Seller or the Servicer, as applicable, a revised certificate meeting the requirements of this subsection
(d);

          (e) Acknowledgment copies of proper Financing Statements (Form UCC-1), substantially in the form attached hereto as Exhibit 5.01(e)(i) and Exhibit
                                             ------------------     -------
5.01(e)(ii) (with such modifications, if any, as may be necessary or appropriate
-----------
to conform to the law, customary practice or standard forms of a particular jurisdiction), filed on or prior to the date of the initial Purchase, (1) naming the Originator as the debtor and seller of Receivables, the Seller as secured party and purchaser and the Purchaser as assignee, and (2) the Seller as the debtor and seller of Receivables or an undivided interest therein and the Purchaser as the secured party and purchaser, or other, similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Seller's interest in the Pool Receivables and Related Property,

Purchaser's Interest and the security interest granted to the Purchaser under
Article IX hereof;
----------

          (f) A search report or reports provided in writing to the Agent by CT Corporation, as of a recent date (or dates) acceptable to the Agent, listing all effective financing statements that name the Seller or Yuasa as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection
                                                                      ----------
(e) above and in such other jurisdictions as the Agent may reasonably request,
---
together with copies of such financing statements (none of which (other than the financing statements described in subsection (e) above) shall cover any Receivables or Contracts or interests therein or Collections or proceeds of any thereof);

          (g) Duly executed copies of Lock-Box Agreements with each of the Lock-Box Banks, in substantially the form of Exhibit 5.01(g) or in such other
                                             --------------
form as the Agent may approve in writing;

          (h) A favorable opinion of Tucci & Tannenbaum, counsel to each of the Seller and the Servicer (as to corporate, UCC and other matters), in substantially the form of Exhibit 5.01(h);
                          ---------------

          (i) A favorable opinion of Tucci & Tannenbaum, counsel to the Seller and the Servicer (as to certain bankruptcy issues), substantially in the form of
Exhibit 5.01(i);
---------------

          (j) Such sublicenses as the Agent shall require with regard to all programs leased by the Seller and the Servicer and used in the servicing of the Receivables Pool;

          (k) Such powers of attorney as the Agent shall reasonably request to enable the Agent to collect all amounts due under any and all Pool Receivables, which powers of attorney shall be substantially in the form of Exhibit 5.01(k) or in such other form as
                                      ---------------
the Agent may reasonably request;

          (l) A Periodic Report as of the most recent Fiscal Period End Date (in which the Purchaser's Interest and the components thereof shall be calculated after giving effect to the initial Purchase);

          (m) Evidence that the Purchaser shall have entered into the Liquidity Funding Agreement and all conditions to the effectiveness thereof shall have been met or duly waived by the parties thereto;

          (n) Written confirmation from the rating agencies then rating the Commercial Paper Notes that the Purchaser's execution and delivery of this Agreement and its acquisition of the Purchaser's Interest hereunder will not cause the ratings of the Commercial Paper Notes to be reduced or withdrawn;

          (o)  The Purchaser shall have received the Structuring Fee; and

          (p) Such other agreements, instruments, certificates, opinions and other documents as the Agent may reasonably request.

     SECTION 5.2    Conditions Precedent to All Purchases and Reinvestments.
                    -------------------------------------------------------
Each Purchase (including the initial Purchase) and each Reinvestment hereunder shall be subject to the further conditions precedent that on the date of such Purchase or Reinvestment the following statements shall be true (and the Seller by accepting the amount of such Purchase or by receiving the proceeds of such Reinvestment shall be deemed to have certified that):

          (a)  The representations and warranties contained in Section 6.01 are
                                                               ------------
correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day,

          (b) No event has occurred and is continuing, or would result from such Purchase or Reinvestment, that constitutes a Termination Event or Unmatured Termination Event,

          (c) In the case of a Reinvestment, the amount of the Reinvestment will not exceed the amount available therefor under Section 3.01, and in the
                                                    ------------
case of a Purchase, after giving effect thereto, the Purchaser's Investment will not exceed the Maximum Investment and the Unadjusted Purchaser's Percentage will not exceed the Maximum Percentage, and

          (d)  The Commitment Termination Date shall not have occurred;

provided, however, the absence of the occurrence and continuance of an Unmatured
--------  -------
Termination Event shall not be a condition precedent to any Reinvestment or to any Purchase on any day which does not cause the Purchaser's Investment, after giving effect to such Purchase, to exceed the Purchaser's Investment as of the opening of business on such day.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.1    Representations and Warranties of the Seller and the
                    ----------------------------------------------------
Servicer.  Each of the Seller and the Servicer severally represents and warrants
--------
as follows:

          (a)  Organization and Good Standing. It has been duly organized and is
               ------------------------------
validly existing as a corporation in good standing under the laws of the State of Nevada (in the case of the Seller) or the State of California (in the case of the

Servicer), with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables.

          (b)  Due Qualification.  It is duly qualified to do business as a
               -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

          (c)  Power and Authority; Due Authorization. It (i) has all necessary
               --------------------------------------
power, authority and legal right to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder, and (in the case of the Seller) to sell and assign the Purchaser's Interest on the terms and conditions herein provided, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and (in the case of the Seller) the sale and assignment of the Purchaser's Interest on the terms and conditions herein provided.

          (d)  Valid Sale; Binding Obligations.  In the case of the Seller, this
               -------------------------------
Agreement constitutes a valid sale, transfer, and assignment of the Purchaser's Interest to the Purchaser, enforceable against creditors of, and purchasers from, the Seller; and in the case of each of the Seller and the Servicer, this Agreement constitutes, and each other Transaction Document to be signed by such Person when duly executed and delivered will constitute, a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The execution, delivery and performance by such
               ------------
Person of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or by-laws, or any indenture, loan agreement, receivables transfer agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, receivables transfer agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (iii) violate any law or any order, rule, or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending, or threatened, before, and there has been no injunction, decree or other decision issued or made by, any court, regulatory body, administrative agency, or other tribunal or governmental agency or instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document,
(ii) seeking to prevent the sale and assignment of the Purchaser's Interest or any portion thereof or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that might have a Material Adverse Effect or (iv) seeking to adversely affect the federal income tax attributes of the Purchases hereunder.

          (g)  Bulk Sales Act.  No transaction contemplated hereby or by any
               --------------
Transaction Document to which such Person is a Party requires compliance with any bulk sales act or similar law.

          (h)  Government Approvals.  No authorization or approval or other
               --------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Person of this Agreement or any other Transaction Document, except for the
                                                                 ------
filing of the UCC Financing Statements referred to in Article V, all of which,
                                                      ---------
at the time required in Article V, shall have been duly made and shall be in
                        ---------
full force and effect.

          (i)  Financial Condition.  (x) The audited consolidated balance sheets
               -------------------
of Yuasa and its consolidated subsidiaries as at March 31, 1997, and the related statements of income, cash flows and shareholders' equity of Yuasa and its consolidated subsidiaries for the fiscal year then ended, certified by Price Waterhouse L.L.P., independent certified public accountants, and the consolidated balance sheets of Yuasa and its consolidated subsidiaries as at September 30, 1997, and the related statements of income, cash flows and shareholders' equity of Yuasa and its consolidated subsidiaries for the periods then ended, copies of each of which have been furnished to the Agent, fairly present the consolidated financial condition, business, business prospects and operations of Yuasa and its consolidated subsidiaries as at such dates and the consolidated results of the operations of Yuasa and its consolidated subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied, and (y) since March 31, 1997 there has been no material adverse change in any such condition, business, business prospects or operations except as described in Schedule
                                                                  --------
6.01(i).
-------

          (j)  Litigation.  No injunction, decree or other decision has been
               ----------
issued or made by any court, governmental agency or instrumentality thereof that prevents, and no threat by any person has been made to attempt to obtain any such decision that would prevent such Person from conducting a significant part of its business operations, except as described in Schedule 6.01(j).
                                                   ----------------

          (k)  Margin Regulations.  In the case of the Seller, the use of all
               ------------------
funds obtained by the Seller under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (l)  Quality of Title.  In the case of the Seller, (i) each Pool
               ----------------
Receivable, together with the Related Property, has been sold or contributed by the Originator to the Seller pursuant to the Receivables Transfer Agreement, and is owned by the Seller free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Purchaser (or any assignee thereof) or by the Agent); (ii) when the Purchaser makes a Purchase, it shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority undivided percentage ownership interest, in a percentage equal to the Purchaser's Percentage in effect from time to time, in each Pool Receivable and in the Related Property, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Purchaser (or any assignee thereof) or by the Agent); and (iii) no effective financing statement or other instrument similar in effect covering any Pool Receivable, any interest therein or any of the Related Property is on file in any recording office except such as may be filed (A) in favor of the Originator or the Seller in accordance with the Contracts or in respect of the assignment thereof by the Originator to the Seller, (B) in favor of the Purchaser or the Agent in accordance with this Agreement or in connection with any

Lien arising solely as the result of any action taken by the Purchaser (or any assignee thereof) or by the Agent, or (C) in favor of the Collateral Agent.

          (m)  Accurate Reports.  No Periodic Report or Pay Out Statement (if
               ----------------
prepared by the Seller or the Servicer, or to the extent that information contained therein was supplied by the Seller or the Servicer) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Seller or the Servicer to the Agent or the Purchaser in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Agent or the Purchaser, as the case may be, at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (n)  Offices.  The respective chief place of business and chief
               -------
executive office of each of the Seller and the Servicer are located at the address of the Seller and the Servicer referred to in Section 14.02, and the
                                                      -------------
offices where each of the Seller and the Servicer keep all their books, records and documents evidencing or included in the Pool Receivables and Related Property are located at the addresses specified in Schedule 6.01(n) (or at such
                                                   ----------------
other locations, notified to the Agent in accordance with Section 7.01(f), in
                                                          ---------------
jurisdictions where all action required by Section 8.05 has been taken and
                                           ------------
completed).

          (o)  Lock-Box Accounts.  The names and addresses of all the Lock-Box
               -----------------
Banks, together with the account numbers of the Lock-Box Accounts of the Seller at such Lock-Box Banks, and the addresses and numbers of all Lock Boxes, are specified in

Schedule 6.01(o) (or have been notified to the Agent in accordance with Section
----------------                                                        -------
7.03(d)).
-------

          (p)  Eligible Receivables.  Each Receivable included in the Net Pool
               --------------------
Balance as an Eligible Receivable on the date of any Purchase or Reinvestment shall be an Eligible Receivable on such date.

          (q)  Servicing Programs.  Any and all programs used by the Servicer in
               ------------------
the servicing of the Receivables Pool are owned by it and not leased or licensed. No license or approval is required for the Agent's use of any program used by the Servicer in the administration of the Receivables, other than those which have been obtained and are in full force and effect.

          (r)  Investment Company Act.  The Seller is not, and is not controlled
               ----------------------
by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

          (s)  Solvency.  After giving effect to the incurrence of its
               --------
obligations under the Transaction Documents, the Seller is not insolvent, does not have unreasonably small capital with which to carry on its business and is able to pay its debts generally as they become due and payable, and its liabilities do not exceed its assets.

          (t)  Receivables Evidenced by Instruments and Chattel Paper.  In the
               ------------------------------------------------------
case of the Seller, none of the Receivables is evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

                                  ARTICLE VII

                   GENERAL COVENANTS OF SELLER AND SERVICER

     SECTION 7.1  Affirmative Covenants of the Seller and the Servicer.
                  ----------------------------------------------------
From the date hereof until the Final Pay Out Date, each of the Seller and the Servicer severally agrees that it will, unless the Agent shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
all laws, rules, regulations and orders applicable to it, including those with respect to the Pool Receivables and related Contracts.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

          (c)  Audits.  (i) At any time and from time to time during regular
               ------
business hours, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of such Person relating to Pool Receivables, including the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of such Person for the purpose of examining such materials and to discuss matters relating to Pool Receivables or such Person's performance hereunder with any of the officers or employees of such Person having knowledge of such matters and with its independent certified public accountants; and (ii) without limiting the provisions of clause (i) next above, from time to time on
                                   ----------
request of the Agent given not more
than once in each calendar year so long as no Termination Event or Unmatured Termination Event shall have occurred and be continuing, permit certified public accountants or other auditors acceptable to the Agent to conduct, at such Person's expense, a review of such Person's books and records with respect to the Pool Receivables.

          (d)  Keeping of Records and Books of Account; Software.  Maintain and
               -------------------------------------------------
implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable) and make arrangements reasonably satisfactory to the Agent to ensure the Agent's legal right and authority, and the Agent's access and ability, to utilize any proprietary software employed in servicing the Pool Receivables.

          (e)  Performance and Compliance with Receivables and Contracts. At its
               ---------------------------------------------------------
expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and other agreements related to such Pool Receivables.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all purchase orders and other agreements related to such Pool Receivables (and all original documents relating thereto), at the address(es) of the Seller or the Servicer, as applicable, referred to in
Section 6.01(n) or, upon 30 days'
---------------
prior written notice to the Agent, at such other locations in jurisdictions where all action required by Section 8.05 shall have been taken and completed.
                             ------------

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (h)  Collections.  Instruct all Obligors to cause all Collections of
               -----------
Pool Receivables to be sent or deposited directly to a Lock Box or a Lock-Box Account and deposit all Collections received (including Collections received in a Lock Box) into a Lock-Box Account within one Business Day after such receipt.

          (i)  Transaction Documents.  Perform and comply in all material
               ---------------------
respects with all of its covenants and agreements set forth in the Receivables Transfer Agreement and the other Transaction Documents to which it is a party, and, in the case of the Seller, enforce the covenants and agreements of the Originator under the Receivables Transfer Agreement and the other Transaction Documents to which it is a party, unless instructed otherwise by the Agent.

     SECTION 7.2  Reporting Requirements of the Seller and the Servicer.
                  -----------------------------------------------------
From the date hereof until the Final Pay Out Date, the Seller and the Servicer, as applicable, each severally agrees that it will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

          (a)  Semiannual Financial Statements.  As soon as available and in any
               -------------------------------
event within 30 days after the end of each of the first six Fiscal Periods of each fiscal year of the Seller and the Servicer, copies of the financial statements of each of the Seller, the Servicer and its respective Subsidiaries, prepared on a consolidated basis and on a consolidating basis, in each case in conformity with generally accepted accounting principles, duly certified by the chief financial officer of the Seller and the Servicer, as the case may be; together with a certificate from such officer containing a computation of, and showing compliance with, the financial restrictions contained in Section 7.03;
                          ------- ----

          (b)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
event within 120 days after the end of each fiscal year of the Seller and the Servicer, copies of the financial statements of each of the Seller, the Servicer and its respective Subsidiaries prepared on a consolidated basis and on a consolidating basis, in each case in conformity with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by the Seller and the Servicer, as the case may be; together with a certificate from the chief financial officer of the Seller and the Servicer containing a computation of, and showing compliance with, the financial restrictions contained in Section 7.03;
                                              ------------

          (c)  Reports to Holders and Exchanges. Copies of any reports which the
               --------------------------------
Seller or the Servicer, as applicable, sends to any of its respective security holders, and any reports or registration statements that the Seller or the Servicer, as applicable, files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders;

          (d)  ERISA.  Promptly after the filing or receiving thereof, copies of
               -----
all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Seller or the Servicer, as applicable, files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or the Servicer, as applicable, receives from the Pension Benefit Guaranty Corporation;

          (e)  Termination Events.  As soon as possible and in any event within
               ------------------
five days after the occurrence of each Termination Event and each Unmatured Termination Event, a written statement of the chief financial officer or chief accounting officer of the Seller or the Servicer, as the case may be, setting forth details of such event and the action that the Seller or the Servicer, as applicable, proposes to take with respect thereto;

          (f)  Litigation.  As soon as possible and in any event within three
               ----------
Business Days of the Seller's or the Servicer's knowledge thereof, notice of (i) any litigation, investigation or proceeding threatened against the Seller or the Servicer, as the case may be, which may exist at any time which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation;

          (g)  Reports under Receivables Transfer Agreement.  Promptly upon the
               --------------------------------------------
Agent's request, copies of any reports which the Originator has furnished to the Seller under the Receivables Transfer Agreement and which has not already been furnished directly to the Agent; and

          (h)  Other.  Promptly, from time to time, such other information,
               -----
documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Seller or the Servicer as the Agent may from time to time reasonably request in order to protect the interests of the Agent or the Purchaser under or as contemplated by this Agreement.

     SECTION 7.3  Negative Covenants of the Seller and the Servicer.  From
                  -------------------------------------------------
the date hereof until the Final Pay Out Date, each of the Seller and the Servicer severally agrees that it will not, without the prior written consent of the Agent:

          (a)  Sales, Liens, Etc.  Except as otherwise provided herein, sell,
               -----------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or Related Property, or any interest therein, or any lock-box or account to which any Collections of any Pool Receivable are sent, or any right to receive income from or in respect of any of the foregoing or, in the case of the Servicer, assert any interest in the Receivables, except as Servicer; provided, however, that the
                                                     --------  -------
Seller may assign to the Originator any Receivable solely for the purpose of collection of such Receivable.

          (b)  Extension or Amendment of Receivables.  Except as otherwise
               -------------------------------------
permitted in Section 8.02, extend, amend, terminate or otherwise modify the
             ------------
terms of any Pool Receivable, or amend, modify, terminate or waive any term or condition of any Contract related thereto.

          (c)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Pool Receivable, relax any credit criteria applied to new or continuing Obligors or otherwise affect the interests, rights or remedies of the Purchaser under this Agreement or any other Transaction Document, or, in the case of the Originator, make any material change in its primary business.

          (d)  Change in Payment Instructions to Obligors.  Add or terminate any
               ------------------------------------------
bank as a Lock-Box Bank from those listed in Schedule 6.01(o) or make any change
                                             ----------------
in its instructions to Obligors regarding payments to be made to the Seller or the Servicer or payments to be made to any Lock Box or Lock- Box Account, unless the Agent shall have received (i) notice of such addition, termination or change, and (ii) duly executed copies of Lock-Box Agreements with each new Lock-Box Bank (which shall be in form and substance acceptable to the Agent), and (iii) the Agent previously shall have consented in writing to such addition, termination or change (which consent, in the case of any such addition or termination, shall not be unreasonably withheld by the Agent).

          (e)  Deposits to Lock-Box Accounts.  Deposit or transfer any
               -----------------------------
Collections received in any Lock Box or otherwise to any account other than a Lock-Box Account, or credit, or cause or permit to be deposited or credited, to any Lock-Box Account any funds other than Collections on Pool Receivables.

          (f)  Mergers, Acquisitions, Sales, etc.  Be a party to any merger or
               ---------------------------------
consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or permit any Subsidiary to do any of the foregoing, except, in the case of the Servicer, for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary (other than the Seller) into the Servicer or into, with or to any other wholly-owned Subsidiary and any such purchase or other acquisition by the Servicer or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary (other than the Seller).

          (g)  Minimum Working Capital.  In the case of the Servicer, permit the
               -----------------------
excess of its consolidated Current Assets over its consolidated Current Liabilities to be less than $3,000,000.

          (h)  Minimum Net Worth. Permit its consolidated tangible net worth (as
               -----------------
hereinafter defined) to be less than $2,500,000 (in the case of the Seller) or $35,000,000 (in the case of the Servicer). Consolidated tangible net worth of a

Person shall mean the consolidated net worth of such Person and its Subsidiaries including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

          (i)  Minimum Current Ratio.  In the case of the Servicer, permit its
               ---------------------
consolidated current ratio (as hereinafter defined) to be less than 1.0. Consolidated current ratio of a Person shall mean the ratio of (x) consolidated Current Assets of such Person and its Subsidiaries to (y) consolidated Current Liabilities of such Person and its Subsidiaries.

          (j)  Incurrence of Indebtedness.  In the case of the Seller, incur or
               --------------------------
permit to exist any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except (i) indebtedness of the Seller to the Originator in accordance with the Receivables Transfer Agreement and (ii) current accounts payable arising in the ordinary course of business.

          (k)  Restricted Payments.  In the case of the Seller, purchase or
               -------------------
redeem any shares of the capital stock of the Seller, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders, make any advance to the Originator pursuant to Section 2.8 of the
                                                             -----------
Receivables Transfer Agreement, make any payment of principal or interest on the Company Note or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness of the Seller, except for payments to the Originator in accordance with the Receivables Transfer Agreement other than advances made pursuant to Section 2.8 thereof or payments of principal or
                          -----------
interest on the Company Note; provided, however, the Seller may pay dividends
                              --------  -------
out of its capital surplus out of funds that do not represent the Purchaser's Share of any Collections or deemed Collections (prior to any Reinvestment thereof) and may make payments of principal or interest on the Company Note and subject to Section 2.8 of the Receivables Transfer Agreement, the Seller may
           -----------
make advances to the Originator, if, in each case, both before and after giving effect thereto, no Termination Event or Unmatured Termination Event (including any violation of the covenants set forth in Sections 7.03(g), (h) and (i)
                                            ----------------  --      ---
hereof) or Liquidity Default (as defined in the Liquidity Funding Agreement) under Section 9.01(k) of the Liquidity Funding Agreement shall have occurred and
      ---------------
be continuing.

          (l)  Investments, Etc.  In the case of the Seller, except as
               ----------------
contemplated in the Receivables Transfer Agreement in connection with the Seller's purchases of Receivables and Related Property from the Originator, (i) make, incur or suffer to exist an investment in or equity contribution to, any Person; (ii) make any loan or advance to any Person other than for reasonable and customary operating expenses and advances to the Originator in accordance with the Receivables Transfer Agreement; or (iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person.

          (m)  Change in Name.  In the case of the Seller, change its corporate
               --------------
name or the name under or by which it does business, or permit the Originator to change its corporate name or the name under or by which it does business, unless the Seller shall have given the Servicer and the Agent at least 30 days' prior written notice thereof and unless, prior to any such change in name, the Seller or the Originator shall have filed (or shall have caused to be filed) such financing statements or amendments as the Servicer or the Agent determines may be necessary to continue the perfection of the Purchaser's interest in the Receivables and Related Property.

          (n)  Amendment of Certificate of Incorporation; Change in Seller's
               -------------------------------------------------------------
Business.  In the case of the Seller, amend its
--------
certificate of incorporation or bylaws, or engage in any business other than as contemplated by the Transaction Documents.

          (o)  Negative Pledges.  Enter into or assume any agreement (other than
               ----------------
this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Lien upon any Receivables or Related Property, whether now owned or hereafter acquired by the Seller, as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transactions contemplated hereby or by the other Transaction Documents.

          (p)  Other Agreements. Amend, modify or terminate the Receivables
               ----------------
Transfer Agreement.


     SECTION 7.4  Separate Corporate Existence of Seller.  The Seller and
                  --------------------------------------
the Servicer each hereby acknowledges that the Purchaser and the Agent are entering into the transactions contemplated hereby in reliance upon the Seller's identity as a legal entity separate from the Originator (individually and as Servicer) and its Affiliates. Therefore, the Seller and the Servicer each will take such actions as shall be required in order that:

          (a) The Seller's operating expenses will not be paid by the Originator or any other Affiliate of the Seller;

          (b) The Seller will have its own stationery and bank checks and, if it uses premises leased, owned or occupied by the Originator or any of its other Affiliates, its portion of such premises will be defined and separately identified and it will pay the Originator or such Affiliate, as applicable, reasonable compensation for the use of such premises;

          (c) The books and records of the Seller will be maintained separately from those of each of the Originator and any other Affiliate of the Seller;

          (d) Any financial reports required of the Seller will comply with generally accepted accounting principles and are issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

          (e) The Seller's assets will be maintained in a manner that facilitates their identification and segregation from those of the Originator and any other Affiliates;

          (f) Each Affiliate of the Seller will strictly observe corporate formalities in its dealings with the Seller, and the Seller will strictly observe corporate formalities in its dealings with any of its Affiliates, and funds or other assets of the Seller will not be commingled with those of any of its Affiliates;

          (g) No Affiliate of the Seller will maintain joint bank accounts with the Seller or other depository accounts with the Seller to which any such Affiliate (other than in its capacity as the Servicer hereunder or under the Receivables Transfer Agreement) has independent access, or will otherwise commingle its funds with those of the Seller;

          (h) No Affiliate of the Seller shall, directly or indirectly, name the Seller or enter into any agreement to name the Seller as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of such Affiliate or any other Affiliate of the Seller; it being understood and agreed that the Seller may be named as a beneficiary or loss payee under any umbrella insurance policy covering the property of the Originator and its Subsidiaries; provided that the Seller shall reimburse the Originator for a reasonably allocated portion of the insurance premiums;

          (i) Each Affiliate of the Seller will maintain arm's-length relationships with the Seller, and each Affiliate of the Seller that renders or otherwise furnishes services or merchandise to the Seller will be compensated by the Seller at market rates for such services or merchandise; and

          (j) No Affiliate of the Seller will be, nor will it hold itself out to be, responsible for the debts of the Seller or the decisions or actions in respect of the daily business and affairs of the Seller, and the Seller will not be, nor will it hold itself out to be, responsible for the debts of any of its Affiliates or the decisions or actions in respect of the daily business and affairs of any of its Affiliates.

                                 ARTICLE VIII

                         ADMINISTRATION AND COLLECTION

     SECTION 8.1  Designation of Servicer.
                  -----------------------

          (a)  Yuasa as Initial Servicer.  The servicing, administering and
               -------------------------
collection of the Pool Receivables shall be conducted by the Person designated as the servicer hereunder (the "Servicer") from time to time in accordance with
                                --------
this Section 8.01.  Until the Agent gives to the Seller a notice designating a
     ------------
new Servicer (as provided in Section 8.01(b)), Yuasa is hereby designated as,
                             ---------------
and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof.

          (b)  Designation of New Servicer.  Upon the Servicer's receipt of a
               ---------------------------
notice from the Agent of the Agent's designation of a new Servicer, the Servicer agrees that it will terminate its activities hereunder in a manner that the Agent believes will facilitate the transition of the performance of such activities to the new Servicer, and the Agent (or, its designee) shall assume each and all of the Servicer's said obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and the Servicer shall use its best efforts to assist the Agent (or its designee) in assuming such obligations. The Agent agrees not to give such notice until after the occurrence of (i) any Termination Event, (ii) any default by the Servicer of the type described in Section
                                                                 -------
10.01(a) (whether or not the Originator or an Affiliate of the Originator is the
--------
Servicer) or any other material Unmatured Termination Event, or (iii) any event which, in the reasonable opinion of the Agent, could have a material adverse effect on the Servicer's ability to perform its obligations hereunder, in which case such notice may be given at any time in the Agent's discretion.

          (c)  Subcontracts.  The Servicer may, with the prior consent of the
               ------------
Agent, subcontract with any other person for servicing, administering or collecting the Pool Receivables; provided that the Servicer shall remain liable
                                 --------
for the performance of the duties and obligations of the Servicer pursuant to the terms hereof; and provided, further, that any funds received by any
                      --------  -------
subcontractor pursuant to the subcontract shall be deemed to have been received by the Servicer.

     SECTION 8.2  Duties of Servicer.
                  ------------------

          (a)  Appointment; Duties in General. Each of the Seller, the Purchaser
               ------------------------------
and the Agent hereby appoints as its agent the Servicer, as from time to time designated pursuant to Section 8.01, (i) to enforce its rights and interests in
                       ------------
and under the Pool Receivables, the Contracts and other Related Property, (ii) to take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy, and (iii) to take such other actions and exercise such other powers on behalf of the Purchaser and the Agent under this Agreement and the Receivables Transfer Agreement as are delegated to the Servicer by the terms hereof and thereof.

          (b)  Allocation of Collections; Segregation.  The Servicer shall set
               --------------------------------------
aside and hold in trust for the account of the Seller and the Purchaser their respective allocable shares of the Collections of Pool Receivables in accordance with Sections 3.01, 3.02 and 3.06, but shall not be required (unless otherwise
     -------------  ----     ----
requested by the Agent) to segregate the funds constituting such portions of such Collections prior to the remittance thereof in accordance with said Sections. If instructed by the Agent, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable shares of Collections of Pool Receivables, set aside for the Purchaser and any assignee from the Purchaser of the Purchaser's Interest (or any portion thereof), on the first Business Day following receipt by the Servicer of such Collections in immediately available funds.

          (c)  Modification of Receivables.  So long as no Termination Event or
               ---------------------------
Unmatured Termination Event shall have occurred and be continuing (or would result from such action), the Originator, while it is Servicer, may, to the extent such action is in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Unpaid Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; provided that, no such extension shall be for more than ten days and, after
-------- ----
giving effect to such extension of maturity or such adjustment, the Unadjusted Purchaser's Percentage will not exceed the Maximum Percentage, and (ii) adjust the Unpaid Balance of any Receivable to reflect the reductions or cancellations described in Section 3.03(a).
             ---------------

          (d)  Documents and Records.  The Seller shall deliver to the Servicer,
               ---------------------
and the Servicer shall hold in trust for the Seller and the Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

          (e)  Power of Attorney.  The Seller hereby grants to the Servicer an
               -----------------
irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Seller all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Seller or transmitted or received by the Purchaser (whether or not from the Seller) in connection with any Receivable.

          (f)  Certain Duties to the Seller.  The Servicer shall, as soon as
               ----------------------------
practicable following receipt, turn over to the Seller (i) that portion of Collections of Pool Receivables representing its undivided interest therein, less, the sum of (A) in the event the Originator is no longer the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering the Pool Receivables to the extent not covered by the Servicer's Fee received by it and (B) any amounts, other than Purchaser's Investment and Earned Discount, then due to the Purchaser or the Agent, and (ii) the collections of any receivable which is not a Pool Receivable. The Servicer shall, at the Seller's expense, as soon as practicable upon demand, deliver to the Seller all documents, instruments and records in its possession that evidence or relate to Receivables of the Seller other than Pool Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Pool Receivables.

          (g)  Termination. The Servicer's authorization under this Agreement
               -----------
shall terminate on the Final Pay Out Date.

     SECTION 8.3  Rights of the Agent.
                  -------------------

          (a)  Notice to Obligors. At any time the Agent may notify the Obligors
               ------------------
of Pool Receivables, or any of them, of the ownership of the Purchaser's Interest by the Purchaser.

          (b)  Notice to Lock-Box Banks.  The Agent is hereby authorized, at any
               ------------------------
time when a Termination Event or an Unmatured Termination Event shall have occurred, (i) to give notice to the Lock-Box Banks, as provided in the Lock-Box Agreements, of the transfer to the Agent of dominion and control over the Lock Boxes and the Lock-Box Accounts to which the Obligors of Pool Receivables make payments and the termination of the Servicer's authority with respect thereto, and (ii) to notify, or require the Servicer to notify, the Obligors to send their payments to a lock box located at Sakura or another bank approved by the Agent, under the dominion and control of the Agent. The Seller hereby transfers to the Agent, effective when the Agent shall give notice to the Lock-Box Banks as provided in the Lock-Box Agreements, the exclusive dominion and control over such Lock Boxes and Lock-Box Accounts, and shall take any further action that the Agent may reasonably request to effect such transfer.

          (c)  Rights on Designation of New Servicer. At any time following the
               -------------------------------------
designation of a Servicer other than the Originator pursuant to Section 8.01:
                                                                ------------

               (i) The Agent may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Agent or its designee.

               (ii) The Seller and Yuasa shall, at the Agent's request and at Yuasa's expense, give notice of such ownership to each said Obligor and direct that payments be made directly to the Agent or its designee.

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

               (iii) The Seller and Yuasa shall, at the Agent's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables and Related Property, or which are otherwise necessary or desirable to collect such Pool Receivables, and make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

          (d)  Authorization and Power of Attorney.  Each of Yuasa, the Seller
               -----------------------------------
and the Purchaser hereby authorizes the Agent and hereby appoints the Agent as its attorney-in-fact (which appointment is coupled with an interest and is irrevocable), from time to time upon and after the designation of a successor Servicer in accordance with Section 8.01, to take any and all steps in Yuasa's
                            ------------
or the Seller's name and on behalf of Yuasa, the Seller and the Purchaser which are necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing Yuasa's or the Seller's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts.

     SECTION 8.4    Responsibilities of Seller and the Servicer.  Anything
                    -------------------------------------------
herein to the contrary notwithstanding:

          (a) The Seller and the Servicer shall perform all of their respective obligations under the Contracts related to the Pool Receivables and under the related purchase orders and other agreements to the same extent as if the Purchaser's Interest had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not relieve the Seller from such obligations.

          (b) Neither the Agent nor the Purchaser shall have any obligation or liability with respect to any Pool Receivables, Contracts related thereto or any other related purchase orders or other agreements, nor shall any of them be obligated to perform any of the obligations of the Originator or the Seller thereunder.

     SECTION 8.5    Further Action Evidencing Purchases.
                    -----------------------------------

          (a) The Seller and the Servicer each severally agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary, or that the Agent may reasonably request, in order to perfect, protect or more fully evidence the Purchases hereunder and the resulting Purchaser's Interest, or to enable the Purchaser or the Agent to exercise or enforce any of their respective rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Seller and the Servicer will upon the request of the Agent:

               (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate;

               (ii) mark conspicuously each Contract evidencing each Pool Receivable with a legend, acceptable to the Agent, evidencing the sale of the Purchaser's Interest; and

               (iii) mark its master data processing records evidencing such Pool Receivables and related Contracts with such legend.

          (b) The Seller hereby authorizes the Agent to file in the name of the Seller, to the extent permitted by applicable law, one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Receivables and Related Property now existing or hereafter arising. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Seller as provided in Section 13.01.
                      -------------

          (c)  Without limiting the generality of subsection (a), the Seller
                                                  --------------
will, not earlier than six (6) months and not later than three (3) months from the fifth anniversary of the date of filing of the financing statements referred to in Section 5.01(f) or any other financing statement filed pursuant to this
      ---------------
Agreement or in connection with any Purchase hereunder, unless the Final Pay Out Date shall have occurred:

               (i) execute and deliver and file or cause to be filed an appropriate continuation statement with respect to each such financing statement; and

               (ii) deliver or cause to be delivered to the Agent an opinion of the counsel for the Seller referred to in Section 5.01(i) (or other counsel
                                               ---------------
     for the Seller reasonably satisfactory to the Agent), in form and substance reasonably satisfactory to the Agent, confirming and updating the opinion delivered pursuant to Section 5.01(i) with respect to the matters set forth
                           ---------------
     in paragraph no. [7] of Exhibit 5.01(i) and otherwise to the effect that
                             ---------------
     the Purchaser's Interest hereunder continues to be a valid and perfected security interest subject to no Liens of record except as provided herein or otherwise permitted hereunder.

     SECTION 8.6    Application of Obligors' Payments.
                    ---------------------------------

          (a) Any payment by an Obligor in respect of any indebtedness owed by it to the Seller or the Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless the Agent instructs otherwise, be applied as a Collection of any Pool Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before such payment is applied to any other indebtedness of such Obligor.

          (b) Except or as otherwise required by law or the underlying Contract, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable; provided, however, that,
                                                       --------  -------
if payment is designated by such Obligor for application to specific Receivables, it shall be applied to such specified Receivables.

                                   ARTICLE IX

                               SECURITY INTEREST

     SECTION 9.1    Grant of Security Interest.  To secure all obligations of
                    --------------------------
the Seller arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, Indemnified Amounts, payments on account of Collections received or deemed to be received, fees and Earned Discount, in each case pro rata according to the respective
                                       --- ----
amounts thereof, the Seller hereby assigns and grants to the Purchaser, for its benefit and the benefit of the Agent, the Affected Parties and the Indemnified Parties, a security interest in all of the Seller's right, title and interest (including specifically any undivided interest retained by the Seller hereunder) now or hereafter existing in, to and under all the Pool Receivables and Related Property.

     SECTION 9.2    Further Assurances.  The provisions of Section 8.05 shall
                    ------------------                     ------------
apply to the security interest granted under Section 9.01 as well as to the
                                             ------------
Purchases and the Purchaser's Interest hereunder.

     SECTION 9.3    Remedies.  Upon the occurrence of a Termination Event, the
                    --------
Purchaser, for its own benefit and for the benefit of the Agent, the Affected Parties and the Indemnified Parties, shall have, with respect to the collateral granted pursuant to Section 9.01, and in addition to all other rights and
                    ------------
remedies available to the Purchaser, the Agent, the Affected Parties or the Indemnified Parties under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

                                   ARTICLE X

                               TERMINATION EVENTS

     SECTION 10.1   Termination Events.  The following events shall be
                    ------------------
"Termination Events" hereunder:
-------------------

          (a) (i) The Servicer (if the Originator or an Affiliate of the Originator is the Servicer) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) next following)
                                                     -----------
and such failure shall remain unremedied for three Business Days after receipt by the Servicer of notice or (ii) the Servicer (if the Originator or an Affiliate of the Originator is the Servicer) or the Seller shall fail to make any payment or deposit to be made by it hereunder when due; or

          (b) Any representation or warranty made or deemed to be made by the Seller or the Originator (individually or as Servicer) (or any of their respective officers) under or in connection with any Transaction Document or any Periodic Report or Pay Out Statement or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and, within three Business Days after written notice thereof shall have been given to the Seller or the Originator (individually or as Servicer), as the case may be, the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured in a manner satisfactory to the Agent; or

          (c) The Seller or the Originator (individually or as Servicer) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice thereof shall have been given by the Agent to the Seller or the Originator, as the case may be; or

          (d) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $500,000 of, or guaranteed by, the Seller, the Originator or any Affiliate thereof, which default (i) is a default in payment of such indebtedness or any portion thereof, any interest thereon on any other amount owing under or in connection with such instrument or agreement or (ii) if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration and any notice of default required to permit acceleration shall have been given; or any default under any agreement or instrument relating to the purchase of receivables of the Seller or the Originator, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default is to terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase receivables or the right of the Seller or the Originator to reinvest in receivables the principal amount paid by any party to such agreement or instrument for an interest in receivables; or

          (e) An Event of Bankruptcy shall have occurred and remained continuing with respect to the Seller or the Originator or any Affiliate thereof; or

          (f) (i) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Seller or the Servicer to the Agent and the Purchaser prior to the date of execution and delivery of this Agreement is pending against the Seller or the Originator or any Affiliate thereof, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the
                                                ----------    ----
opinion of the Agent, is likely to have a Material Adverse Effect; or

          (g) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Originator or the Seller and such lien shall not have been released within __ days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Originator or the Seller; or

          (h) There shall have occurred or shall exist any event or condition which has, or would have a material possibility of causing, a Material Adverse Effect; or the warranty in Section 6.01(i)(y) shall not be true at any time; or
                           ------------------

          (i) At any time, (x) the ratio (expressed as a percentage) computed by dividing (1) the aggregate Unpaid Balance of Pool Receivables that are Eligible Receivables by (2) the Purchaser's Interest shall be less than 105%; or (y) the Unadjusted Purchaser's Percentage shall exceed the Maximum Percentage and such condition shall continue for more than three Business Days; or

          (j) The Default Ratio for any date of determination exceeds 5.0%; or

          (k) There shall have been entered against the Originator or the Seller one or more judgments, awards or decrees which in the aggregate exceed $500,000 at any one time outstanding and which shall not have been fully paid, bonded, discharged or stayed pending appeal within ten days after the entry thereof, excluding judgments, awards or decrees for which there is full insurance and with respect to which the insurer has assumed responsibility in writing; or

          (l) The Originator ceases to own, directly, or indirectly, free of any Liens, 100% of the issued and outstanding capital stock of the Seller; or

          (m) The Purchaser shall cease to have a valid, perfected first priority ownership interest in the Receivables and the Related Property for any reason; or this Agreement, the Receivables Transfer Agreement or any other Transaction Document shall cease to be in full force and effect or the Seller or the Originator shall so state in writing; or

          (n) The Available Credit Commitment shall be less than five percent (5%) of the sum of all the maximum amounts that the Purchaser may pay or lend in respect of Receivables Interests under this Agreement and each and every other securitization agreement then in effect; or

          (o) The Seller's net worth shall be less than the greater of (i) $2,500,000 and (ii) 3% of the aggregate Principal Balance of all Pool Receivables.

     SECTION 10.2   Remedies.
                    --------

          (a) Optional Termination.  Upon the occurrence of a Termination Event
              --------------------
(other than a Termination Event described in subsection (e) of Section 10.01),
                                             --------------    -------------
the Agent shall, at the request, or may with the consent, of the Purchaser, by notice to the Seller (and on the same Business Day of such receipt, the Seller shall furnish a copy of such notice to the Originator and the Servicer) declare the Commitment Termination Date to have occurred.

          (b) Automatic Termination.  Upon the occurrence of a Termination Event
              ---------------------
described in subsections (e) of Section 10.01, the Commitment Termination Date
             ----------- ---    -------------
shall be deemed to have occurred automatically upon the occurrence of such event and no further Purchases or Reinvestments shall thereafter be made.

          (c) Additional Remedies.  Upon any termination of the Facility
              -------------------
pursuant to this Section 10.02, the Agent and the Purchaser shall have, in
                 -------------
addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of Article XIII hereof, (i) the
                                              ------------
occurrence of a Termination Event shall not deny to the Purchaser any remedy in addition to termination of the Commitment to which the Purchaser may be otherwise appropriately entitled, whether at law or in equity, and (ii) following the occurrence of any Termination Event the Purchaser may elect to assign to any Person the Purchaser's Interest, or any portion thereof.

                                   ARTICLE XI

                                   THE AGENT

     SECTION 11.1   Authorization and Action.  The Purchaser has appointed the
                    ------------------------
Agent as its agent pursuant to an administration agreement between the Purchaser and Sakura, and hereby authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof and of said administration agreement, together with such powers as are reasonably incidental thereto.

     SECTION 11.2   Agent's Reliance, Etc.  Neither the Agent nor any of its
                    ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Agent under or in connection with the Transaction Documents (including, without limitation, the servicing, administering or collecting Pool Receivables as the Servicer pursuant to Section
                                                                         -------
8.01), except for its or their own gross negligence or willful misconduct, and
----
except for any breach by the program administrator of its obligations to the Purchaser expressly set forth in the administration agreement referred to in
Section 11.01.  Without limiting the generality of the foregoing, the Agent:
-------------
(a) may consult with legal counsel (including counsel for the Seller), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Purchaser or any other holder of any interest in Pool Receivables and shall not be responsible to the Purchaser or any such other holder for any statements, warranties or representations made by any Person (other than the program administrator) in or in connection with the Transaction Documents; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of the Seller or the Originator or to inspect the property (including the books and records) of the Seller, except for its duties to the Purchaser as set forth in the administration agreement referred to above; (d) shall not be responsible to the Purchaser (except for any breach by the program administrator of its duties set forth in the administration agreement referred to above) or to any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 11.3   Agent and Affiliates.  Sakura Japan and its Affiliates may
                    --------------------
generally engage in any kind of business with the Seller, the Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, the Originator or any Obligor or any of their respective Affiliates, all as if Sakura were not the Agent and without any duty to account therefor to the Purchaser or any other holder of an interest in Pool Receivables.

                                 ARTICLE XII

                       ASSIGNMENTS BY SELLER OR PURCHASER

     SECTION 12.1  Restrictions on Assignments.
                   --------------------------

          (a) Neither the Seller nor the Purchaser may assign its rights hereunder or any interest herein without the prior written consent of the Agent, and the Purchaser may not assign the Purchaser's Interest (or any portion thereof) to any Person without the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed); provided, however, that
                                                        --------  -------

               (i) the Purchaser may assign, or grant a security interest in, the Purchaser's Interest (or any portion thereof) to Sakura Japan, the Liquidity Banks (or any successor of any thereof by merger, consolidation or otherwise), or any Affiliate of Sakura Japan or any of the Liquidity Banks (which may then assign the Purchaser's Interest (or any portion thereof so assigned) or any interest therein to such party or parties as it may choose); and

               (ii) the Purchaser may assign and grant a security interest in the Purchaser's Interest and the Purchaser's rights and interests in, to and under this Agreement and the other Transaction Documents to Sakura, as Collateral Agent, and any successor in such capacity, to secure the Purchaser's obligations under or in connection with the Commercial Paper Notes, the Liquidity Funding Agreement, and certain other obligations of the Purchaser incurred in connection with the funding of the Purchases and Reinvestments hereunder, which assignment and grant of a security interest shall not be considered an "assignment" for purposes of Section 12.01(b),
                                                             ----------------
     Section 12.03 or 12.04 or,
     -------------    -----
     prior to the enforcement of such security interest, for purposes of any other provision of this Agreement.

          (b) The Seller agrees to advise the Agent within five Business Days after notice to the Seller of any proposed assignment by the Purchaser of the Purchaser's Interest (or any portion thereof), not otherwise permitted under subsection (a), of the Seller's consent or non-consent to such assignment. If
--------------
the Seller does not consent to such assignment, the Purchaser may immediately assign the Purchaser's Interest (or such portion) to Sakura Japan, any of the Liquidity Banks or any Affiliate of Sakura Japan or any of the Liquidity Banks. All of the aforementioned assignments shall be upon such terms and conditions as the Purchaser and the assignee may mutually agree.

     SECTION 12.2   Documentation; Notice of Assignment.
                    -----------------------------------

          (a) Any assignment of the Purchaser's Interest (or any portion thereof) to any Person may be evidenced by such instruments or documents as may be satisfactory to the Purchaser, the Agent and the assignee; and

          (b) The Purchaser shall provide notice to the Seller of any assignment of the Purchaser's Interest (or any portion thereof) by the Purchaser to any assignee (other than the assignment and grant of a security interest referred to in Section 12.01(a)(ii)).
   --------------------

     SECTION 12.3   Rights of Assignee.  Upon the assignment by the Purchaser of
                    ------------------
the Purchaser's Interest (or any portion thereof) in accordance with this
Article XII, the assignee receiving such assignment shall have all of the rights
-----------
of the Purchaser hereunder with respect to the Purchaser's Interest (or the portion thereof so assigned); subject, however, to Sections 12.04 and 12.05.
                              -------  -------     --------------     -----

     SECTION 12.4   Allocation of Payments.  If on any date there are sufficient
                    ----------------------
funds in the Agent's Account to distribute a portion, but not all, of the amounts payable pursuant to subsection (c)(i) of either Section 3.01 or Section
                            -----------------           ------------    -------
3.02 and, due to any assignment of the Purchaser's Interest (or any portion
----
thereof), such amounts are payable to more than one Person, then, unless otherwise agreed between such Persons, the Agent shall distribute funds to such Persons pro rata based upon the amounts so payable to such Persons.
        --- ----

     SECTION 12.5   Calculation of Earned Discount After Assignment.  Upon and
                    -----------------------------------------------
after the assignment of the Purchaser's Interest (or any portion thereof) pursuant to this Article XII, the Purchaser Rate used to calculate Earned
                 -----------
Discount from time to time with respect to the Purchaser's Interest (or the portion thereof so assigned) for each applicable Yield Period beginning after the effective date of such assignment shall be the Bank Rate, unless the Purchaser, the Seller and the assignee may agree in writing upon to use a different Purchaser Rate for calculating such Earned Discount. If (i) the Seller fails to consent to any assignment of the Purchaser's Interest (or any portion thereof) proposed by the Purchaser, (ii) the Purchaser makes an assignment of the Purchaser's Interest (or such portion) to Sakura Japan or any Affiliate of Sakura Japan as permitted under Section 12.01(b), and (iii) in the
                                             ----------------
opinion of the Agent, the Purchaser was required by applicable law, regulation or directive from any governmental authority to make such assignment, then the Earned Discount with respect to the Purchaser's Interest (or the portion thereof so assigned) shall immediately begin to accrue at the Bank Rate for the remainder of any then applicable Yield Period.

     SECTION 12.6   Rights of Collateral Agent.  The Seller hereby agrees that,
                    --------------------------
upon notice to the Seller, the Collateral Agent referred to in Section 12.01 may
                                                               -------------
exercise all the rights of the Agent hereunder with respect to the Purchaser's Interest (or all portions thereof, and Collections with respect thereto, which are owned by the Purchaser), and all other rights and interests of the Purchaser in, to or under this Agreement or any other Transaction Document. Without limiting the foregoing, upon such notice such Collateral Agent may request the Servicer to segregate the Purchaser's allocable share of Collections from the Seller's allocable share in accordance with Section 8.02(a), may give a notice
                                            ---------------
designating a new Servicer pursuant to Section 8.01(a), may give or require the
                                       ---------------
Agent to give notice to the Lock-Box Banks as referred to in Section 8.03(b),
                                                             ---------------
and may direct the Obligors of Pool Receivables to make payments in respect thereof directly to an account or lockbox designated by it, in each case, to the same extent as the Purchaser or the Agent might have done.

                                  ARTICLE XIII

                                INDEMNIFICATION

     SECTION 13.1   Indemnities by the Seller.
                    -------------------------

          (a) General Indemnity.  Without limiting any other rights which any
              -----------------
such Person may have hereunder or under the other Transaction Documents or under applicable law, the Seller hereby agrees to indemnify each of the Agent, the Purchaser, the Liquidity Banks, Sakura Japan, each of their respective Affiliates, successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against
                    -----------------
any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or
                                   -------------------
incurred by any of them arising out of or relating to this Agreement or the other Transaction Documents or the ownership or funding of the Purchaser's Interest (or any portion thereof) or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to
                                ---------  -------
the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Purchaser or such Indemnified Party or (b) recourse (except as otherwise specifically provided in this Agreement) for Defaulted Receivables. Without limiting the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

               (i) the transfer by the Seller of any interest in any Receivable other than the transfer of the Purchaser's Interest to the Purchaser pursuant to this Agreement and the grant of a security interest to the Purchaser pursuant to Section 9.01;
                                  ------------

               (ii) the breach of any representation or warranty made by the Seller (or any of its officers) under or in connection with this Agreement, any Periodic Report or Pay Out Statement or any other information or report delivered by the Seller or the Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

               (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

               (iv) the failure to vest and maintain vested in the Purchaser an undivided percentage ownership interest, to the extent of the Purchaser's Interest, in the Receivables in, or purporting to be in, the Receivables Pool, together with all Related Property, free and clear of any Lien, other than a Lien arising solely as a result of an act of the

     Purchaser or the Agent, whether existing at the time of any Purchase or Reinvestment or at any time thereafter;

               (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pool Receivables or Related Property, whether at the time of any Purchase or Reinvestment or at any time thereafter;

               (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vii) any failure of the Seller or the Servicer, to perform its duties or obligations in accordance with the provisions of Article VIII;
                                                                ------------

               (viii) any products liability claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable; or

               (ix) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Purchaser's Interest, any portion thereof or any other interest in the Pool Receivables or Related Property or in any goods or services which secure any such Pool Receivables.

          (b)  Contest of Tax Claim; After-Tax Basis.  If any Indemnified Party
               -------------------------------------
shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from the Seller under
Section 13.01(a)(ix), such Indemnified Party shall give prompt and timely notice
--------------------
of such attempt to the Seller, and the Seller shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

          (c)  Contribution.  If for any reason the indemnification provided
               ------------
above in this Section 13.01 is unavailable to an Indemnified Party or is
              -------------
insufficient to hold an Indemnified Party harmless, then the Seller shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Seller on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     SECTION 13.2   Indemnities by Servicer.
                    -----------------------

          (a) Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Indemnified Parties, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them to the extent that such Indemnified Amounts arise out of or relate to the Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Documents, excluding, however, (A) Indemnified
                                           ---------  -------
Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party and (B) recourse for Defaulted Receivables.

          (b) If for any reason the indemnification provided above in this
Section 13.02 is unavailable to an Indemnified Party or is insufficient to hold
-------------
an Indemnified Party harmless, then the Servicer shall contribute to the amount paid by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Servicer on the other, but also the relative fault of such Indemnified Party (if any) and the Servicer and any other relevant equitable considerations.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     SECTION 14.1   Amendments, Etc.  No amendment or waiver of any provision of
                    ---------------
this Agreement nor consent to any departure by the Seller or the Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by (a) the Seller, the Servicer, the Agent and the Purchaser (with respect to an amendment) or (b) the party against whom enforcement is sought (with respect to a waiver or consent), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or
                         --------  -------
consent (other than an amendment, waiver or consent to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions of this Agreement or such Schedule 1.01, with respect to each of which the
                          -------------
Purchaser or the Program Administrator shall give subsequent written notice to the Rating Agencies) shall be effective unless and until such Rating Agencies shall have confirmed in writing that the execution thereof will not cause the rating on the Commercial Paper Notes to be reduced or withdrawn.

     SECTION 14.2   Notices, Etc.  All notices and other communications provided
                    ------------
for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier, or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth in
Schedule 14.02 hereto or at such other address or facsimile number as shall be
--------------
designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Article I shall not be effective until received.
   ---------

     SECTION 14.3   No Waiver; Remedies.  No failure on the part of the Agent,
                    -------------------
any Affected Party, any Indemnified Party, the Purchaser or any assignee of the Purchaser's Interest or any portion thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Sakura Japan is hereby authorized by the Seller at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Sakura Japan to or for the credit or the account of the Seller against any and all obligations of the Seller, now or hereafter existing under this Agreement or any other Transaction Document, to the Agent, any Affected Party, any Indemnified Party or the Purchaser, or their respective successors and assigns.

     SECTION 14.4   Binding Effect; Survival.  This Agreement shall be binding
                    ------------------------
upon and inure to the benefit of the Seller, the Agent, the Servicer, the Purchaser and their respective successors and assigns, and the provisions of
Section 4.04 and Article XIII shall inure to the benefit of the Affected Parties
------------     ------------
and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to
         --------  -------
authorize any assignment not permitted by Section 12.01.  This Agreement shall
                                          -------------
create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Final Pay Out Date shall have occurred [and all obligations of the Servicer to the Seller shall have been paid and performed in full]. The rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Article VI and the provisions of
                          ----------

Article XIII, Section 4.04 and Sections 14.05 through 14.09 shall be continuing
------------  ------------     --------------         -----
and shall survive any termination of this Agreement.

     SECTION 14.5   Costs, Expenses and Taxes.  In addition to its obligations
                    -------------------------
under Article XIII, the Seller agrees to pay on demand:
      ------------

          (a) all costs and expenses incurred by the Agent, the Purchaser, Sakura Japan and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing) or the enforcement of, any amendment, modification or waiver of, consent with respect to or termination of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Seller's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(c); and
                               ---------------

          (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any or the other Transaction Documents (and the Seller agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees).

     SECTION 14.6   No Proceedings.  Each of the Seller, Yuasa, individually and
                    --------------
as Servicer, each successor Servicer, by accepting its appointment as such, and Sakura, individually and as Agent, hereby agrees that it will not institute against the Purchaser, or join any other Person in instituting against the Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit any such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than any parties to the Program Documents.

     SECTION 14.7   Confidentiality of Seller Information.
                    -------------------------------------

          (a)  Confidential Information.  Each of the Purchaser and the Agent
               -------------------------
acknowledges that certain of the information provided to such party by or on behalf of the Seller or the Originator in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Seller or the Originator shall otherwise agree in writing, and except as provided in subsection (b), such party will not
                                      --------------
disclose to any other person or entity:

               (i) any information regarding, or copies of, any Periodic Reports, Pay Out Statements, and any non-public financial statements, reports and other information, furnished by the Seller or the Originator to the Purchaser or the Agent pursuant to this Agreement, or

               (ii) any other information regarding the Seller which is designated by the Seller to such party in writing or otherwise as confidential

(the information referred to in clauses (i) and (ii) above is collectively
                                -----------     ----
referred to as the "Seller Information"; provided, however, "Seller Information"
                    ------------------   --------  -------   ------------------
shall not include

                    (A) any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than the Seller or the Originator, or which was known to such party on a nonconfidential basis prior to its disclosure by the Seller or the Originator, or

                    (B) general information regarding the nature of this Agreement and the other Transaction Documents, the basic terms hereof (including without limitation the amount and nature of the Commitment and the Purchaser's Investment hereunder and of the reserves or other credit enhancement provided hereunder or pursuant hereto), the nature, amount and status of the Pool Receivables, and the current and/or historical default ratios and/or ratios of losses to liquidations and/or outstandings with respect to the Receivables Pool, and the identity of the Seller and/or the Originator).

          (b)  Disclosure.  Notwithstanding subsection (a), each party may
               ----------                   --------------
disclose any Seller Information:

               (i) to any of such party's independent attorneys, consultants and auditors, and to such of the Liquidity Banks, any dealer or placement agent for the Purchaser's commercial paper, and any actual or potential assignees of, or participants in, any of the rights or obligations of the Purchaser, the Liquidity Banks, or Sakura Japan under or in connection with this Agreement, who (A) are informed by such party of the confidential nature of the Seller Information and the terms of this Section 14.07, and
                                                            -------------
     (B) are subject to
     confidentiality restrictions generally consistent with this Section 14.07,
                                                                 -------------

               (ii) to any rating agency that maintains a rating for the Purchaser's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of the Purchaser in connection with such rating,

               (iii) to any other party to this Agreement or any other Transaction Document, for the purposes contemplated hereby and thereby,

               (iv) to any Person whom any dealer or placement agent for the Purchaser shall have identified as an actual or potential investor in Commercial Paper Notes, and who shall have agreed with Sakura Japan in writing to keep such information confidential and use it only in connection with considering or monitoring such investments, subject to applicable legal requirements (it being understood that such Person may also receive the information excluded from the definition of "Seller Information" pursuant to clause (B) of subsection (a)),
                 ----------    --------------

               (v) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

               (vi)   subject to subsection (c), in the event such party is
                                 --------------
     legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Seller Information.

          (c)  Legal Compulsion.  In the event that any party hereto (other than
               ----------------
the Seller or the Originator) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Seller Information, such party will (or will cause its representatives to)

               (i) provide the Seller or the Originator with prompt written notice of such request or legal compulsion; and

               (ii) at the Seller's or the Originator's expense, use its reasonable efforts to cooperate with the Seller or the Originator in making an appropriate objection to disclosure, seeking a protective order or taking such other actions as may be lawful and appropriate in order to maintain the confidentiality of such Seller Information.

          (d)  Survival.  This Section 14.07 shall survive termination of this
               --------        -------------
Agreement.

     SECTION 14.8   Confidentiality of Program Information.
                    --------------------------------------

          (a)  Program Information.  Each party hereto (other than Sakura)
               -------------------
acknowledges that Sakura regards the structure and terms of the transactions contemplated by this Agreement, and by the Liquidity Funding Agreement, and the other Program Documents referred to therein, to be proprietary, and each such party severally agrees that:

               (i) unless Sakura shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any other
                    --------------
     person or entity:

                    (A) any information regarding, or copies of, this Agreement or any transaction contemplated hereby (including, without limitation, any information regarding the rates or calculation of fees or Earned Discount payable hereunder),

                    (B) any information regarding, or copies of, the Liquidity Funding Agreement, any of the other "Program Documents" referred to therein, or any transaction contemplated thereby,

                    (C) any information regarding the organization or business of the Purchaser or its commercial paper program, or

                    (D) any information regarding Sakura Japan which is designated by Sakura to such party in writing or otherwise as confidential or not otherwise available to the general public

(the information referred to in clauses (A), (B), (C) and (D) above, whether
                                -----------  ---  ---     ---
furnished by the Purchaser, Sakura, any Liquidity Bank, any assignee of or participant in any rights or obligations of the Purchaser, any Liquidity Bank, or any attorney for or other representative of any of the foregoing (each a "Program Information Provider"), is collectively referred to as the "Program
-----------------------------                                        -------
Information"; provided, however, "Program Information" shall not include any
-----------   --------  -------   -------------------
information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than Sakura or any other Program Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by Sakura or any other Program Information Provider);

               (ii) such party will make the Program Information available to only such of its officers, directors, employees and agents who (I) in the good faith belief of such party, have a need to know such Program Information, (II) are informed by such party of the confidential nature of the

     Program Information and the terms of this Section 14.08, and (III) are
                                               -------------
     subject to confidentiality restrictions consistent with this Section 14.08;
                                                                  -------------

               (iii) such party will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and the other Transaction Documents and making any necessary business judgments with respect thereto; and

               (iv) such party will, upon demand, return (and cause each of its officers, directors, employees, agents, attorneys, consultants or auditors (collectively, "representatives") to return) to Sakura, or to such
                              ---------------
     other Program Information Provider as shall have furnished it with any Program Information, all documents or other written material received from Sakura or such other Program Information Provider which constitute or contain any Program Information and all copies of such documents or other material in its possession or in the possession of any of its representatives, and will not retain any copy, summary or extract thereof on any storage medium whatsoever.

          (b)  Disclosure.  Notwithstanding clause (i) of subsection (a), each
               ----------                   ----------    --------------
party may disclose any Program Information:

               (i)    to its independent attorneys, consultants and auditors who
     (I) in the good faith belief of such party, have a need to know such Program Information, (II) are informed by such party of the confidential nature of the Program Information and the terms of this Section 14.08, and
                                                             -------------
     (III) are subject to confidentiality restrictions consistent with this
     Section 14.08,
     -------------

               (ii) to any other party to this Agreement, for the purposes contemplated hereby,

               (iii) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party (provided that prior to making
                                                 --------
     any required filing of this Agreement or any other Transaction Document with the Securities and Exchange Commission, such party shall apply for confidential treatment and shall expurgate those provisions requested by the Agent), or

               (iv)   subject to subsection (c), in the event such party is
                                 --------------
     legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Program Information.

          (c)  Legal Compulsion.  In the event that any party hereto (other than
               ----------------
Sakura) or any one to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party will (or will cause its representatives to)

               (i) provide Sakura with prompt written notice of such request or legal compulsion;

               (ii) unless Sakura agrees that such Program Information may be disclosed, make a timely objection to the request or compulsion to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 14.08;
                                                                  -------------
     and

               (iii) at the expense of Sakura or any other Program Information Provider, take any action as Sakura or such other Program Information Provider may reasonably request to seek a protective order or other appropriate remedy and otherwise to maintain the confidentiality of such Program Information.

          (d) Survival.  This Section 14.08 shall survive termination of this
              --------        -------------
Agreement.

     SECTION 14.9   No Recourse Against Other Parties.  No recourse under any
                    ---------------------------------
obligation, covenant or agreement of the Purchaser contained in this Agreement shall be had against any stockholder, employee, officer, director or incorporator of the Purchaser or J H Management Corporation; provided, however,
                                                             --------  -------
that nothing in this Section shall relieve any of the foregoing Person from any liability which such Persons may otherwise have (i) for such Person's intentional misrepresentation made in respect of any representation or warranty contained herein or in any other Transaction Document or (ii) for such Person's gross negligence or willful misconduct in respect of any covenant contained herein or in any other Transaction Document the performance of which has not been delegated to or undertaken by another Person under any Transaction Document or in respect of such Person's affirmative exercise of any right, power or authority contained herein or in any other Transaction Document.

     SECTION 14.10  Definitions; Other Terms.  Unless otherwise defined herein,
                    ------------------------
all capitalized terms used in this Agreement shall have the meanings set forth in Appendix A attached to this Agreement and by this reference made a part
   ----------
hereof. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     SECTION 14.11  Captions and Cross References.  The various captions
                    -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 14.12  Integration.  This Agreement contains a final and complete
                    -----------
integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     SECTION 14.13  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND
                    -------------
DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NONPERFECTION) OF THE INTERESTS OF THE PURCHASER IN THE RECEIVABLES OR THE RELATED PROPERTY IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 14.14  WAIVER OF JURY TRIAL.  EACH OF THE SELLER AND THE SERVICER
                    --------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     SECTION 14.15  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.  EACH OF THE
                    ---------------------------------------------
SELLER, THE SERVICER AND PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT:

          (A) IT IRREVOCABLY (I) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (II) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (III) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

          (B) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     SECTION 14.16  Execution in Counterparts.  This Agreement may be executed
                    -------------------------
in any number of counterparts and by the differ ent parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 14.17  Syndication of Liquidity.  Each of the Seller and Yuasa,
                    ------------------------
individually and as Servicer, severally agrees to cooperate with Sakura in connection with any syndication of the Liquidity Funding Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                              PROMINENT FUNDING CORPORATION,
                                as Purchaser

                              By________________________________
                                Name: __________________________
                                Title: _________________________


                              THE SAKURA BANK, LIMITED, acting
                                through its New York Branch,
                                as Agent

                              By________________________________
                                Name: __________________________
                                Title: _________________________

                              By________________________________
                                Name: __________________________
                                Title: _________________________


                              YESCO, INC.
                                as Seller

                              By________________________________
                                Name: __________________________
                                Title: _________________________


                              YUASA EXIDE, INC.,
                                as Servicer

                              By________________________________
                                Name: __________________________
                                Title: _________________________

Consented to by:


THE SAKURA BANK, LIMITED, acting
  through its New York Branch,
  as Credit Agent

By______________________________
  Name: ________________________
  Title: _______________________

                                   APPENDIX A

                                  DEFINITIONS


     This is Appendix A to the Securitization Agreement dated as of __________,
             ----------
1998 among Yesco, Yuasa Exide, Inc., Prominent Funding Corporation and The Sakura Bank, Limited, acting through its New York Branch, as Agent (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each
                                                            ---------
reference in this Appendix A to any Section, Appendix or Exhibit refers to such
                  ----------
Section of or Appendix or Exhibit to this Agreement.

     As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated hereinbelow:

     "Accounting Change" means, with respect to any Person, (a) changes in
      -----------------
accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto or any agency with similar functions); (b) changes in accounting principles concurred in by such Person's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments.

     "Affected Party" means each of the Purchaser, the Liquidity Banks, any
      --------------
permitted assignee of the Purchaser, any assignee of or participant in any of the Purchaser's obligations to the Liquidity Banks, Sakura Japan (including any branch or agency thereof) and any successor to Sakura Japan or Sakura as the Agent.

     "Affiliate" when used with respect to a Person means any other Person
      ---------
controlling, controlled by, or under common control with, such Person.

     "Agent" has the meaning set forth in the preamble.
      -----                                   --------

     "Agent's Account" has the meaning set forth in Section 4.01(a).
      ---------------                               ---------------

     "Alternate Base Rate" means, on any date, a fluctuating rate of interest
      -------------------
per annum equal to Sakura's overnight cost of funds determined solely by Sakura.
--- -----
The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Sakura in connection with extensions of credit.

     "Average Maturity" means, on any day, that time period (expressed in days)
      ----------------
equal to the weighted average maturity of the Pool Receivables as shall be calculated by the Servicer, as set forth in the most recent Periodic Report in accordance with the provisions thereof. If the Agent shall disagree with any such calculation, the Agent may recalculate the Average Maturity for such day, which calculation shall, absent manifest error, be binding upon the Servicer, the Seller and the Purchaser.

     "Bank Rate" for any Yield Period for any Rate Tranche means a rate per
      ---------                                                         ---
annum equal to the Alternate Base Rate plus 1.0%.
-----

     "Business Day" means a day on which both (a) the Agent at its principal
      ------------
office in New York City, New York is open for business and (b) commercial banks in New York City are not authorized or required to be closed for business.

     "Collections" means, with respect to any Receivable, all funds which either
      -----------
(a) are received by the Seller or the Servicer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that the Seller or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), or
(b) are deemed to have been received by the Seller or any other Person as a Collection pursuant to Section 3.03 or 3.04.
                       ------------    ----

     "Commercial Paper Notes" means short-term promissory notes issued or to be
      ----------------------
issued by the Purchaser to fund its investments in accounts receivable or other financial assets.

     "Commercial Paper Rate" for any Yield Period for any Rate Tranche means a
      ---------------------
rate per annum equal to the sum of (i) the rate or, if more than one rate, the
     --- -----
weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper
                --- -----
Notes having a term equal to such Yield Period and to be issued to fund the Purchase of or to maintain such Rate Tranche by the Purchaser (including, without limitation, the Purchaser's Tranche Investment and accrued and unpaid Earned Discount) may be sold by any placement agent or commercial paper dealer selected by the Agent, as agreed between each such agent or dealer and the Agent, plus (ii) the commissions and charges charged by such placement agent or
       ----
commercial paper dealer with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.
                --- -----

     "Commitment" has the meaning set forth in Section 1.01.
      ----------                               ------------

     "Commitment Termination Date" has the meaning set forth in Section 1.04.
      ---------------------------                               ------------

     "Company Note" has the meaning set forth in Section 2.4(b) of the
      ------------                               --------------
Receivables Transfer Agreement.

     "Concentration Limit" for any Obligor at any time means the greater of (a)
      -------------------
the Special Concentration Limit, if any, for such Obligor and (b) 3.0% of the Purchaser's Investment at such time.

     "Contract" means with respect to a Receivable, any and all contracts,
      --------
understandings, instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

     "Credit Agent" means Sakura as credit agent under the Credit Agreement, and
      ------------
any successor to Sakura in such capacity.

     "Credit Agreement" means and includes (a) the Amended and Restated Credit
      ----------------
Agreement dated as of December 19, 1997 among the Purchaser, the Agent and certain financial institutions and (b) any other agreement (other than the Liquidity Funding Agreement or another agreement of the type described in clause
                                                                          ------
(b) of the definition thereof (whether or not related to the Purchaser's
---
Interest)) hereafter entered into by the Purchaser providing for the making of loans to the Purchaser or any other extensions of credit to or for the account of the Purchaser to support all or any part of the Purchaser's payment obligations under its Commercial Paper Notes, as amended, supplemented or otherwise modified from time to time.

     "Credit and Collection Policy" means those credit and collection policies
      ----------------------------
and practices relating to Contracts and

Receivables described in Schedule 6.01(p)-2, as modified without violating
                         ------------------
Section 7.03(c).
---------------

     "Credit Bank" means and includes Sakura as lender to the Purchaser, and any
      -----------
other or additional bank or other financial institution now or hereafter extending credit or having a commitment to extend credit to or for the account of the Purchaser under the Credit Agreement.

     "Current Assets" means, with respect to any Person as of any date, all
      --------------
assets of such Person that would, in accordance with generally accepted accounting principles, be classified as current assets by a company conducting a business the same as, or similar to, that of such Person, after deducting adequate reserves in each case where a reserve is proper in accordance with generally accepted accounting principles.

     "Current Liabilities" means, with respect to any Person as of any date, (a)
      -------------------
Debt which is required to be paid or prepaid within one year after such date,
(b) all other indebtedness and obligations that are required to be paid or prepaid within one year after such date, and (c) all other items (including taxes accrued as estimated) that would, in accordance with generally accepted accounting principles, be included as current liabilities by a company conducting a business the same as, or similar to, such Person.

     "Debt" means (a) indebtedness for money borrowed, including long-term
      ----
capital lease obligations, having a stated maturity in excess of one year from and after the date as of which such indebtedness was contracted for or assumed and (b) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (a) next above.
                                                  ----------

     "Default Horizon Ratio" means, on any date of determination, the sum of the
      ---------------------
gross sales (calculated in accordance with GAAP) for each of the seven consecutive Fiscal Periods immediately preceding such date, divided by the
                                                            ----------
Unpaid Balance of Eligible Receivables as of the last day of the immediately preceding Fiscal Period.

     "Default Ratio" means, on any date of determination, the highest of the
      -------------
arithmetic averages of the Sales Based Default Percentage for any three consecutive Fiscal Periods occurring during the twelve-month period ending on (and including) the immediately preceding Fiscal Period.

     "Default Reserve" on any day means an amount equal to the product of (a)
      ---------------
the Default Reserve Percentage at the close of business of the Purchaser on such day, times (b) the sum of (i) the Purchaser's Investment at the opening of
     -----
business of the Purchaser on such day, plus (ii) the Discount Factor at the close of business of the Purchaser on such day.

     "Default Reserve Percentage" means, on any date of determination, the
      --------------------------
greater of (a) an amount equal to (x) four times the Concentration Limit on such date divided by (y) .80 and (b) three times the product of (x) the Default Ratio
     ----------
on such date and (y) the Default Horizon Ratio on such date.

     "Defaulted Receivable" means a Pool Receivable (a) as to which any payment,
      --------------------
or part thereof, remains unpaid for 151 days from the original due date for such payment, (b) as to which the Obligor thereof is the Obligor on any other Defaulted Receivable, (c) as to which an Event of Bankruptcy has occurred and remains continuing with respect to the Obligor thereunder, (d) as to which payments have been extended, or the terms of payment thereof rewritten, without the Agent's consent or (e) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

     "Delinquent Receivable" means a Receivable that is not a Defaulted
      ---------------------
Receivable and: (a) as to which any payment, or part thereof, remains unpaid for 31 days or more from the original due date for such payment; or (b) which, consistent with the Credit and Collection Policy, would be classified as delinquent by the Seller.

     "Designated Obligor" means, at any time, all Obligors except any Obligor as
      ------------------
to which the Agent has, at least three Business Days prior to the date of determination, given notice to the Seller that such Obligor shall not be considered a Designated Obligor.

     "Discount Factor" at any time means an amount equal to the sum of (a) the
      ---------------
aggregate accrued and unpaid Earned Discount with respect to all Rate Tranches at such time, (b) the aggregate accrued and unpaid Servicer's Fee with respect to all Rate Tranches at such time, and (c) the aggregate accrued and unpaid Facility Fee with respect to all Rate Tranches at such time.

     "Discretionary Bank Advance" means an advance made by either the Liquidity
      --------------------------
Agent pursuant to a Liquidity Funding Agreement or the Credit Agent pursuant to the Credit Agreement, in either case in its sole discretion, to the Purchaser for the purpose of funding the Purchaser's acquisition or maintenance of the Purchaser's Interest or a portion thereof or the payment by the Purchaser of certain other obligations specified in such agreements.

     "Discretionary Bank Advance Rate" on any day means a rate per annum equal
      -------------------------------                          ---------
to the sum of (a) 2% per annum, plus (b) the Alternate Base Rate in effect on
                     ---------  ----
such day.

     "Dollars" means dollars in lawful money of the United States of America.
      -------

     "Earned Discount" for any Rate Tranche for each day in a Yield Period
      ---------------
applicable to such Rate Tranche means an amount equal to the sum of (a) the product of (i) the Purchaser's Tranche Investment of such Rate Tranche on such day, times (ii) the Purchaser Rate for such Rate Tranche on such day, times
     -----                                                            -----
(iii) 1/360, plus (b) the Negative Spread Fee, if any, for such Rate Tranche on
             ----
such day. No provision of this Agreement shall require the payment or permit the collection of Earned Discount in excess of the maximum permitted by applicable law. Earned Discount for any Rate Tranche shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

     "Eligible Contract" means a Contract in one of the forms set forth in
      -----------------
Schedule 6.01(p)-1 or otherwise approved by the Agent.
------------------

     "Eligible Investments" means any one or more of the following types of
      --------------------
investments:

          (a) marketable obligations of the United States having a legal, final maturity of not more than 30 days from the date of acquisition;

          (b) marketable obligations directly and fully guaranteed as to full and timely payment by the United States having a legal, final maturity of not more than 30 days from the date of acquisition;

          (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term securities of which are rated at least as highly as the Commercial Paper Notes by Standard & Poor's and by Moody's, in each case having a legal, final maturity of not more than 30 days from the date of acquisition;

          (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and (c) above
                                                -----------  ---     ---
entered into with any bank of the type described in clause (c) above;
                                                    ----------

          (e) commercial paper having a maturity of not more than 30 days (except for commercial paper issued by the Purchaser or any of its Affiliates provided that Sakura (or any branch agency thereof) shall not be deemed an
--------
Affiliate of the Purchaser) rated at least as highly as the Commercial Paper Notes by Standard & Poor's and Moody's; and

          (f) freely redeemable shares in money market funds (which provide immediately available funds upon redemption) which invest solely in obligations, bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper of the types described in clauses (a) through (e), without
                                           -----------         ---
regard to the limitations as to the maturity of such obligations, bankers' acceptances, certificates of deposit, repurchase agreements or commercial paper set forth in such clauses, rated at least AAm or AAm-G by Standard & Poor's and Aaa by Moody's;

provided, however, that the maximum amount of funds of the Seller which may be
--------  -------
invested in obligations of the types described in clauses (c), (d) and (e) above
                                                  -----------
of any one issuer (other than Sakura Japan) (including any branch or agency thereof)) shall not exceed the greater of 5% of such funds and $10,000,000; provided, further, however, that Eligible Investments shall not include investments that have been assigned a rating by Standard & Poor's which rating contains an "r" denotation.

     "Eligible Receivable" means, at any time, a Receivable:
      -------------------

          (a) which represents a bona fide obligation resulting from a sale of
                                 ---- ----
goods and services in the ordinary course of business of the Originator as conducted on the date of the initial Purchase;

          (b) which, (i) if the perfection of the Purchaser's undivided ownership interest therein is governed by the laws of a jurisdiction where the Uniform Commercial Code -- Secured Transactions is in force, constitutes an account as defined in the Uniform Commercial Code as in effect in such jurisdiction, and (ii) if the perfection of the Purchaser's undivided ownership interest therein is governed by the law of any jurisdiction where the Uniform Commercial Code -- Secured Transactions is not in force, the Seller has furnished to the Agent such opinions of counsel and other evidence as has reasonably been requested, establishing to the reasonable satisfaction of the Agent that the Purchaser's undivided ownership interest and other rights with respect thereto are not significantly less protected and favorable than such rights under the UCC;

          (c) the Obligor of which is a United States resident, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

          (d) the Obligor of which is not of an Obligor with regard to which a matured or unmatured Event of Bankruptcy has occurred;

          (e) which is denominated and payable only in Dollars in the United States;

          (f) the Obligor of which is a Designated Obligor;

          (g) the Obligor of which is not the Obligor of any Defaulted
Receivable;

          (h) which is not a Defaulted Receivable and, on the date of purchase of the Purchaser's Interest therein (other than on the Closing Date), is not a Delinquent Receivable;

          (i) with regard to which the warranty of the Seller in Section 6.01(l)
                                                                 ---------------
is true and correct;

          (j) the assignment of which (including, without limitation, the sale of which to Seller and the sale of an Undivided Interest in which to Purchaser) does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof;

          (k) the sale of an undivided interest in which does not contravene or conflict with any law or require the consent or approval of, or notice to, any Person, including the Obligor;

          (l) which arises under an Eligible Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to a reduction, cancellation, rebate or refund or any dispute, offset, counterclaim or defense whatsoever;

          (m) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable;

          (n) which (i) satisfies all applicable requirements of the Credit and Collection Policy and (ii) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time specify to the Seller following thirty days' notice;

          (o) which arises under a Contract (i) the performance of which has been completed by the Originator and by all other parties thereto other than the Obligor, to the extent of the amount of the related Receivable, (ii) which has been invoiced by the Originator and (iii) which requires such Receivable to be paid in full within 30 days or less from the date on which the related goods or services are received; provided, however, that with respect to this clause
                       --------  -------                            ------
(iii), a Spring Dated Receivables shall be an Eligible Receivable if, when the
-----
Unpaid Balance of such Spring Dated Receivable is added to the aggregate Unpaid Balance of all other Spring Dated Receivables, the Aggregate Unpaid Balance of Spring Dated Receivables does not exceed 15% of the Unpaid Balance of all Pool Receivables.

          (p) which represents all or part of the sales price of merchandise, insurance or services within the meaning of section 3(c)(5) of the Investment Company Act of 1940, as amended; and an undivided interest in which qualifies as an eligible asset within the meaning of Rule 3a-7 under said Investment Company Act; and

          (q) as to which the Agent has not notified the Seller that the Agent has determined, in its sole discretion, that such Receivable (or class of Receivables) is not acceptable for purchase hereunder.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" means, with respect to any Originator, any trade or
      ---------------
business (whether or not incorporated) that, together with such Originator, are treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the IRC.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a
      -------------------
Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) (i) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or (ii) such Person shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or (iii) if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Facility Fee" has the meaning set forth in the Fee Letter.
      ------------

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any successor thereto or to the functions thereof.

     "Fee Letter" has the meaning set forth in Section 4.03.
      ----------                               ------------

     "Final Pay Out Date" means the date, after the Commitment Termination Date,
      ------------------
when the Purchaser's Percentage has been reduced to zero in accordance with clause (3) of Section 2.02.
----------    ------------

     "Fiscal Period" means a fiscal period as specified in Schedule A to the
      -------------
Securitization Agreement.

     "Fiscal Period End Date" means the last day of a Fiscal Period.
      ----------------------

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as in effect on the Closing Date.

     "IRC" means the Internal Revenue Code of 1986 and any regulations
      ---
promulgated thereunder.

     "Indemnified Amounts" has the meaning set forth in Section 13.01.
      -------------------                               -------------

     "Indemnified Party" has the meaning set forth in Section 13.01.
      -----------------                               -------------

     "Lien" means a lien, security interest, charge, or encumbrance, or other
      ----
right or claim of any Person other than

(a) a potential claim or right (that has not yet been asserted) of a trustee appointed for an Obligor in connection with any Event of Bankruptcy or (b) an unfiled lien for taxes accrued but not yet payable.

     "Liquidity Agent" means Sakura, as Liquidity Agent under the Liquidity
      ---------------
Funding Agreements, and any successor to Sakura in such capacity.

     "Liquidity Bank" means and includes Sakura, as lender under the Liquidity
      --------------
Funding Agreement, and any other or additional bank or other financial institution hereafter extending credit to or for the account of the Purchaser under the Liquidity Funding Agreement.

     "Liquidity Funding" means either a loan made by a Liquidity Bank to the
      -----------------
Purchaser or a purchase made by such Liquidity Bank from the Purchaser, in each case pursuant to the Liquidity Funding Agreement.

     "Liquidity Funding Agreement" means and includes (a) the Liquidity Funding
      ---------------------------
Agreement dated as of March 16, 1998 among the Purchaser, as borrower, the Agent, Sakura, as lender and as agent for such lender(s), and (b) any other agreement hereafter entered into by the Purchaser providing for the making of loans or other extensions of credit to the Purchaser secured by a security interest in the Purchaser's Interest (or any portion thereof), to support all or part of the Purchaser's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding the Purchaser's Interest, and under which the amount available from such loans or other extensions of credit is limited to an amount calculated by reference to the value or unpaid balance of the Pool Receivables or any portion or category thereof or the level of credit enhancement available with respect thereto, in each case as amended, supplemented or otherwise modified from time to time.

     "Lock Box" means any U.S. post office box to which the Obligors are
      --------
directed to, or do, send payments under the Pool Receivables.

     "Lock-Box Account" means any bank account into which collections from Pool
      ----------------
Receivables are deposited.

     "Lock-Box Agreement" means a letter agreement, in substantially the form of
      ------------------
Exhibit 5.01(g), between the Seller and any Lock-Box Bank.
---------------

     "Lock-Box Bank" means any of the banks holding one or more lock-box
      -------------
accounts or deposit accounts for receiving Collections from Pool Receivables.

     "Material Adverse Effect" means, with respect to any event, condition or
      -----------------------
circumstance, a material adverse effect on:

               (i) the business, assets, financial condition, operations or prospects of the Seller or the Originator;

               (ii) the ability of the Servicer, the Seller or the Originator to perform its obligations under this Agreement or any other Transaction Document;

               (iii) the validity, enforceability or collectibility of this Agreement, any other Transaction Document, or any material portion of the Receivables or the related Contracts; or

               (iv) the status, existence, perfection, priority or enforceability of the Purchaser's Interest.

     "Maximum Investment" means $40,000,000, as such amount may be reduced at
      ------------------
the option of the Seller pursuant to Section 1.05.
                                     ------------

     "Maximum Percentage" means for purposes of determining whether any Purchase
      ------------------
is permitted under Sections 1.02 and 5.02, 95%.
                   -------------     ----

     "Negative Spread Fee" means, for any Rate Tranche on any day in a Yield
      -------------------
Period applicable to such Rate Tranche (computed without regard to clause (C) of
                                                                   ----------
the proviso to the definition of "Yield Period"), the sum of:
    -------

          (a) if such day occurs during a period in which a downgraded Liquidity Bank shall have placed funds in escrow pursuant to the Liquidity Funding Agreement, an amount designated by the Agent to enable, when taken together with other amounts similarly designated with respect to other Rate Tranches, the Purchaser to compensate such Liquidity Bank for the excess, if any, of (x) the Earned Discount which would have accrued on funds in such escrow account at the Bank Rate if such funds had been designated as a Liquidity Funding over (y) the income actually earned by investing such funds, plus
                                                ----

          (b) if all or any part of such Yield Period falls in the Pay Out Period, the amount, if any, by which:

               (i) the additional Earned Discount (calculated without taking into account any Negative Spread Fee) which would have accrued on the reductions of the Purchaser's Tranche Investment of such Rate Tranche during such Yield Period if such reductions had remained as the Purchaser's Investment, exceeds
                 -------

               (ii) the income, if any, received by the Purchaser from investing the proceeds of such reductions of the Purchaser's Investment.

     "Net Pool Balance" at any time means an amount equal to
      ----------------

          (a) the aggregate Unpaid Balance of the Eligible Receivables in the Receivables Pool specified in the most recent Periodic Report, minus
                                                               -----

          (b) the aggregate (for all Obligors) of the amounts by which (i) the Unpaid Balance of all Eligible Receivables of each Obligor in the Receivables Pool exceeds (ii) the Concentration Limit for such Obligor at such time, plus
                                                                         ----

          (c) the amount of funds in the Support Account at such time.

     "Obligor" means a Person obligated to make payments with respect to a
      -------
Receivable. In the case of an Obligor which is an Affiliate of any other Obligor, the Concentration Limit, the Special Concentration Limit, if any, and the aggregate Unpaid Balance of Pool Receivables of such Obligors shall be calculated as if such Obligors were one Obligor.

     "Originator" means Yuasa, together with its successors as permitted under
      ----------
the Receivables Transfer Agreement.

     "Pay Out Period" means the period from and including the Commitment
      --------------
Termination Date and to and including the Final Pay Out Date.

     "Pay Out Statement" means a statement substantially in the form of Exhibit
      -----------------
3.05(b).

     "Periodic Report" means a report in substantially the form of Exhibit
      ---------------                                              -------
3.05(a).
-------

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "Plan" means, at any time, an employee benefit plan, as defined in Section
      ----
3(3) of ERISA, that Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by Originator or ERISA Affiliate.

     "Pool Receivable" means a Receivable in the Receivables Pool.
      ---------------

     "Program Information" has the meaning set forth in Section 14.08.
      -------------------                               -------------

     "Program Information Provider" has the meaning set forth in Section 14.08.
      ----------------------------                               -------------

     "Purchase" has the meaning set forth in Section 1.01(a).
      --------                               ---------------

     "Purchase Report" has the meaning set forth in Section 2.4(d) of the
      ---------------                               --------------
Receivables Transfer Agreement, in substantially the form of Exhibit A attached
                                                             ---------
thereto.

     "Purchase Request" has the meaning set forth in Section 1.03.
      ----------------                               ------------

     "Purchase Termination Date" has the meaning set forth in Section 2.5 of the
      -------------------------                               -----------
Receivables Transfer Agreement.

     "Purchaser" has the meaning set forth in the preamble.
      ---------                                   --------

     "Purchaser Rate" for any Yield Period for any Rate Tranche means:
      --------------

          (a) in the case of a Rate Tranche other than one referred to in clause
                                                                          ------
(b) or (c) of this definition, the Commercial Paper Rate for such Rate Tranche
---    ---
for such Yield Period;

          (b) in the case of a Rate Tranche funded by a Discretionary Bank Advance, a rate per annum equal for each day in such Yield Period to the
                ---------
Discretionary Bank Advance Rate in effect on such day; and

          (c) in the case of a Rate Tranche funded pursuant to the Liquidity Funding Agreement, the Bank Rate for such Rate Tranche for such Yield Period;

provided, however, that on any day when any Termination Event or Unmatured
--------  -------
Termination Event shall have occurred and be continuing, the Purchaser Rate shall mean a rate per annum equal to the Alternate Base Rate in effect on such
                  --- -----
day plus 2% per annum.
            --- -----

     "Purchaser's Allocation" has the meaning set forth in Section 2.02.
      ----------------------                               ------------

     "Purchaser's Interest" has the meaning set forth in Section 2.01.
      --------------------                               ------------

     "Purchaser's Investment" at any time means an amount equal to
      ----------------------

          (a) the aggregate of the amounts theretofore paid to the Seller for the acquisition of the Purchaser's Interest by Purchase pursuant to Sections
                                                                    --------
1.01(a) and 1.03, less
-------     ----  ----

          (b) the sum of (i) the aggregate amount of Collections theretofore received by the Servicer and actually distributed to the Agent for the account of the Purchaser on account of such

Purchaser's Investment pursuant to Sections 3.01 and 3.02, and (ii) the
                                   -------------     ----
aggregate amount of funds theretofore withdrawn by the Agent from the Support Account for application to such Purchaser's Investment pursuant to Section 3.08;
                                                                   ------------

provided, however, the Purchaser's Investment shall not be considered reduced by
--------  -------
any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.

     "Purchaser's Percentage" has the meaning set forth in Section 2.02.
      ----------------------                               ------------

     "Purchaser's Share" of any Collections means a portion of such Collections
      -----------------
in an amount equal to the product of (a) the amount of such Collections, times
                                                                         -----
(b) the Purchaser's Percentage as in effect on the date of determination.

     "Purchaser's Tranche Investment" has the meaning set forth in Section 2.03.
      ------------------------------                               ------------

     "Rate Tranche" has the meaning set forth in Section 2.03.
      ------------                               ------------

     "Rate Variance Factor" means at any time, 2.0%.
      --------------------

     "Receivable" means any right to payment from a Person, whether constituting
      ----------
an account, chattel paper, instrument or general intangible, arising from the sale by Originator of goods and services, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

     "Receivables Pool" means at any time all then outstanding Receivables as to
      ----------------
which the Obligors thereunder are Designated Obligors.

     "Receivables Transfer Agreement" means that certain Receivables Transfer
      ------------------------------
Agreement, dated as of March 16, 1998, among Yuasa and the Seller, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.

     "Regulation D" means Regulation D of the Federal Reserve Board, or any
      ------------
other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

     "Regulatory Change" means, relative to any Affected Party
      -----------------
          (a) any change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any

               (i) United States federal or state law or foreign law applicable to such Affected Party;

               (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or
                                                                -------------
     of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

               (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii)
                                                      -------------    -------
     above; or

          (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above;
                                     -------------  -------    --------
or

          (c) the issuance, publication or release of any regulation, interpretation, directive, requirement or request of a type described in clause
                                                                         ------
(a)(ii) above to the effect that the obligations of a Liquidity Bank under the
-------
Liquidity Funding Agreement are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Liquidity Bank or any related Affected Party.

     "Reinvestment" has the meaning set forth in Section 1.01(b).
      ------------                               ---------------

     "Reinvestment Period" means the period from and including the date hereof
      -------------------
to but excluding the Commitment Termination Date.

     "Related Property" means, with respect to any Pool Receivable: (a)  all of
      ----------------
the Seller's (or, in the case of the Receivables Transfer Agreement, Originator's) right, title and interest in and to all Contracts, purchase orders or other agreements or documents that evidence, secure or otherwise relate to such Pool Receivable; (b) all of the Seller's (or, in the case of the Receivables Transfer Agreement, Originator's) interest in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Pool Receivable; (c) all Liens from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise, and all property subject to such Liens; (d) all UCC financing statements covering any collateral securing payment of such Pool Receivable (to the extent of the interest of the Purchaser in the related Pool Receivable); (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise; (f) all books and records evidencing or otherwise relating to any Pool Receivables or any of the foregoing; (g) all Collections with respect to, and other proceeds of, such Pool Receivables and any of the property described above; (h) for purposes of this Agreement (but not the Receivables Transfer Agreement) all rights of the Seller under the Receivables Transfer Agreement with respect to such Receivable; and
(i) all of the Seller's right, title and interest in and to the Support Account.

     "Reportable Event" means an event described in Section 4043(b) of ERISA
      ----------------
with respect to a Plan as to which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation.

     "Sakura" has the meaning set forth in the preamble.
      ------                                   --------

     "Sakura Japan" has the meaning set forth in the preamble.
      ------------                                   --------

     "Sales Based Default Percentage" means, on any date of determination, a
      ------------------------------
percentage equal to

          (a) the balance of the Pool Receivables (excluding any Receivables that are Ineligible Receivables other than by reason of being Defaulted Receivables), as of the last day of the immediately preceding Fiscal Period,

               (i) as to which any payment, or part thereof, remains unpaid for more than 150 but not more than 180 days from the original due date for such payment, or

               (ii) as to which any payment, or part thereof, remains unpaid for less than 151 days from the original due date for such payment and which, the Seller has written off from its books as uncollectible during such immediate preceding Fiscal Period, divided by
----------

          (b) the sum of all gross sales (calculated in accordance with GAAP) generated in the seventh Fiscal Period immediately preceding such date of determination.

     "Scheduled Commitment Termination Date" has the meaning set forth in
      -------------------------------------
Section 1.04.
------------

     "Seller" has the meaning set forth in the preamble.
      ------                                   --------

     "Seller Information" has the meaning set forth in Section 14.07.
      ------------------                               -------------

     "Seller's Collection Amount" at any time means an amount equal to the
      --------------------------
excess, if any, of (a) the aggregate of the amounts theretofore paid by the Servicer to the Seller for Reinvestment pursuant to Section 3.01(a)(iii) over
                                                    -------------------- ----
(b) the aggregate of the amounts, if any, theretofore paid by the Seller to the Servicer pursuant to the last sentence of Section 3.01(b).
                                          ---------------

     "Seller's Share" of any Collections means a portion of such Collections
      --------------
equal to the amount of such Collections less the Purchaser's Share thereof.
                                        ----

     "Servicer" has the meaning set forth in Section 8.01.
      --------                               ------------

     "Servicer's Fee"  accrued for any day means
      --------------

          (a) an amount equal to (x) 0.50% per annum, times (y) the amount of
                                           --- -----  -----
the Purchaser's Investment at the close of business on such day, times (z)
                                                                 -----
1/360; or

          (b) on and after the Servicer's reasonable request made at any time when the Originator shall no longer be the Servicer, an alternative amount specified by Servicer not exceeding (x) 110% of the Servicer's aggregate documented reasonable cost and expenses of performing its obligations under this Agreement during the Yield Period when such day occurs, divided by (y) the number of days in such Yield Period.

With respect to any Rate Tranche, the Servicer's Fee allocable thereto shall be equal to the Servicer's Fee determined as set forth above times a fraction, the
                                                          -----
numerator of which is the Purchaser's Tranche Investment of such Rate Tranche and the denominator of which is the Purchaser's Investment.

     "Servicer's Fee Reserve" at any time means an amount equal to the product
      ----------------------
of

          (a) the Purchaser's Investment at such time, times
                                                       -----

          (b) (i) the percentage per annum set forth in clause (a)(x) of the
                                 --- -----              -------------
definition of the "Servicer's Fee", or (ii) if the Servicer's Fee is calculated pursuant to clause (b) of such definition, the percentage per annum determined
            ----------                                    --- -----
for each day by dividing the amount of the Servicer's Fee accrued for such day by the Purchaser's Investment at the close of business on such day, multiplying the quotient by 360 and expressing the product as a percentage, times
                                                                -----

          (c) a fraction, the numerator of which is two times the then Average Maturity of the Receivables Pool and the denominator of which is 360.

     "Settlement Date" means the last day of each Settlement Period.
      ---------------

     "Settlement Period" for any Rate Tranche means
      -----------------

          (a) each period commencing on the first day of each Yield Period for such Rate Tranche and ending on the last day of such Yield Period; and

          (b) on and after the Commitment Termination Date, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in absence of any such selection, each period of thirty days from the next preceding Settlement Date;

provided, however, that
--------  -------

               (i) with respect to any Yield Period of one day, the related Settlement Period shall be the first day following such Yield Period;

               (ii) any Settlement Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

               (iii) the last Settlement Period shall end on the Final Pay Out Date.

     "Special Concentration Limit" for any Obligor at any time means the amount,
      ---------------------------
if any, most recently designated by the Agent in a writing delivered to the Seller as the Special Concentration Limit for such Obligor, as set forth in Schedule [_] hereto.

     "Spring Dated Receivable" means an Eligible Receivable, other than with
      -----------------------
respect to clause (o)(iii) of the definition thereof, arising from an invoice
           ---------------
dated October, November or December in any calendar year, the Contract with respect to which requires such Receivable to be paid in full within not less than 31 days nor more than 240 days.

     "Stock" means all shares, options, warrants, general or limited partnership
      -----
interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

     "Stockholder" means, with respect to any Person, each holder of Stock of
      -----------
such Person.

     "Structuring Fee" has the meaning set forth in the Fee Letter.
      ---------------

     "Subsidiary" means a corporation of which the Servicer and/or its other
      ----------
Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "Support Account" has the meaning set forth in Section 3.04(a).
      ---------------                               ---------------

     "Termination Event" has the meaning set forth in Section 10.01.
      -----------------                               -------------

     "Transaction Documents" means this Agreement, the Receivables Transfer
      ---------------------
Agreement, the Lock Box Agreements, the Fee Agreement and the other documents to be executed and delivered in connection with this Agreement or the Receivables Transfer Agreement.

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction or jurisdictions.

     "Unadjusted Purchaser's Percentage" has the meaning set forth in Section
      ---------------------------------                               -------
2.02.
----

     "Unfunded Current Liability" of any Plan means the amount, if any, by which
      --------------------------
the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the IRC.

     "Unmatured Termination Event" means any event which, with the giving of
      ---------------------------
notice or lapse of time or both, would, unless cured or waived, become a Termination Event.

     "Unpaid Balance" of any Receivable means at any time the sum of (x) the
      --------------                                          ---
unpaid principal amount thereof, plus (y) the unpaid amount of all finance
                                 ----
charges, interest payments and other amounts actually accrued thereon at such time, but excluding, in the case of clause (y) next above, all late payment
          ---------                 ----------
charges, delinquency charges, and extension or collection fees.

     "Weighted Average Cost of Funds" means the weighted average cost of funds
      ------------------------------
under (a) the Securitization Agreement (which cost of funds shall be calculated exclusive of any fees payable to the Program Administrator) and (b) the Company Note (as defined in Section 2.4(b) of the Receivables Transfer Agreement).
                    --------------

     "Yield Period" means with respect to any Rate Tranche, each period
      ------------

          (a) commencing on, and including, the date of creation of such Rate Tranche pursuant to Section 2.03, or the last day of the immediately preceding
                    ------------
Yield Period for such Rate Tranche (whichever is later); and

          (b) ending on, and excluding, the date that falls

               (i) in the case of a Rate Tranche funded by the issuance of Commercial Paper Notes, except as provided in clause (iii) below, such
                                                   ------------
     number of days (not to exceed 270 days) thereafter as the Agent shall select, after consultation with the Seller; and

               (ii) in the case of (A) any Rate Tranche funded by Liquidity Fundings, and (B) any Rate Tranche funded by a Discretionary Bank Advance, and (C) any other Rate Tranche, if the Purchaser Rate for such Yield Period is based on the Alternate Base Rate, such number of days thereafter as the Agent may select in its sole discretion;

provided, however, that
--------  -------

               (A) any Yield Period (other than a Yield Period consisting of one day) which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day;

               (B) any Yield Period of one day for any Rate Tranche, (I) if such Yield Period is the initial Yield Period for a new Rate Tranche created in connection with a Purchase, shall be the day of the Purchase of such Rate Tranche, and (II) if such Yield Period is not the initial Yield Period for such Rate Tranche (or, in the case of a Rate Tranche created by division or combination pursuant to Section 2.03, any predecessor Rate Tranche), (x) if
                             ------------
     the immediately preceding Yield Period is more than one day, shall be the last day of such immediately preceding Yield Period, and (y) if the immediately preceding Yield Period is one day, shall be the next day following such immediately preceding Yield Period;

               (C) any Yield Period which commences before the Commitment Termination Date and would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date; and

               (D) each Yield Period which commences on or after the Commitment Termination Date shall be of such duration as the Agent may select in its sole discretion.

The "related" Yield Period for any Rate Tranche at any time means the Yield
     -------
Period pursuant to which Earned Discount is then accruing for such Rate Tranche.

     "Yield Reserve" at any time means an amount equal to the product of (a) the
      -------------
Purchaser's Investment at such time, times (b) the sum of the (i) highest
                                     -----
applicable rate for a hypothetical Rate Tranche equal to the Purchaser's Investment and for a Yield Period of one month deemed to commence at such time, plus (ii) the Rate Variance Factor deemed to be in effect at such time, plus
----                                                                    ----
(iii) 0.35%,  times (c) a fraction, the numerator of which is two times the
              -----
Average Maturity of the Receivables Pool and the denominator of which is 360.

     "Yuasa" has the meaning set forth in the preamble.
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                                     A-31